CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUBLEASE
THIS SUBLEASE (this “Sublease”), dated as of April 4, 2014 (the “Effective Date”), is entered into by and between AMYRIS, INC., a Delaware corporation (“Amyris”), and TOTAL NEW ENERGIES USA, INC., a Delaware corporation (“TOTAL”).
Amyris is the tenant under the Master Lease (defined below) for the Master Premises (as defined in the Master Lease). Amyris desires to sublease to TOTAL, and TOTAL desires to sublease from Amyris, certain portions of the Master Premises, on terms and conditions set forth in this Sublease.

1.	DEFINITIONS.
1.1    Sublease Premises:
(a) The “Sublease Premises” means the Master Premises, except for the Amyris Dedicated Area (as defined below), as depicted on Exhibit A hereto. The Sublease Premises is comprised of two areas: (i) an area dedicated to, and accessible only by, TOTAL (the “TOTAL Dedicated Area”) and (ii) a common area that will be shared, as described in this Sublease, by TOTAL and Amyris (the “OCT Facilities”). The TOTAL Dedicated Area is comprised of approximately 3,671 rentable square feet of space, as outlined in red on Exhibit A hereto. The OCT Facilities are comprised of approximately 18,350 square feet of space, including a fermentation area, media sterilization, a warehouse (including a “cold room” located therein), restrooms, shower, waste treatment, water treatment, a clean in place system, and a dish room, all as outlined on Exhibit A hereto, and includes all of the equipment and furniture located in those areas that is used to perform such functions. All of the Sublease Premises are located on the first (1st) floor of the building located at, and commonly known as, 5850 Hollis Street, Emeryville, California 94608 (the “Building”). The “Amyris Dedicated Area” is the portion(s) of the Master Premises outlined in blue on Exhibit A hereto, which is comprised of approximately 544 rentable square feet of space. The Amyris Dedicated Area will be entirely dedicated to Amyris Employees with no access by TOTAL without the express prior written consent of the OCT Manager (as defined in the Services Agreement).
(b) On or prior to the one year anniversary of the Commencement Date (defined below), and provided that this Sublease is then in full force and effect and TOTAL is not then in Default under this Sublease, TOTAL shall have the right to notify Amyris in writing (the “Cold Room Notice”) that TOTAL requires additional cold room space. Upon receipt of the Cold Room Notice, TOTAL and Amyris shall work together, in good faith, to reconfigure a new cold room space located in the warehouse, including moving shelving, and creating a separate cold room adjacent to the current cold room located in the warehouse, provided any physical construction work to accomplish the foregoing shall be the responsibility of TOTAL at TOTAL’s sole cost and expense and such physical construction work shall be subject to, and performed in accordance with, the terms of Section 11 below. The new separate cold room shall be for the sole use of TOTAL and shall constitute part of the TOTAL Dedicated Area under this Sublease. TOTAL shall pay to Amyris , prior to commencement of any construction in connection with the separate cold room, a one-time payment of $10,000 to defray any cost to Amyris of reconfiguring the existing cold room as contemplated in this paragraph. The Base Rent payable hereunder shall not be increased in connection with the new cold room. TOTAL’s failure to timely deliver the Cold Room Notice shall be deemed TOTAL’s determination that it does not require additional cold room space.
1.2    Master Landlord: EmeryStation Triangle, LLC, a California limited liability company.
1.3    Master Lease: Lease dated as of April 25, 2008 (the “Original Lease”), as amended by a letter agreement dated April 25, 2008, a Second Amendment to Lease dated as of February 5, 2010, and a

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Third Amendment to Lease dated as of May 1, 2013 (the Original Lease, as so amended, is referred to herein as the “Master Lease”).
1.4    Sublease Term: The term of this Sublease (the “Sublease Term”) shall begin on the Commencement Date and shall end on the Expiration Date, unless terminated earlier in accordance with the terms and conditions of this Sublease.
1.5    Commencement Date and Delivery Date: As used in this Sublease, the “Commencement Date” shall be the latest of (i) the Effective Date, and (ii) the date Master Landlord gives its consent to this Sublease and (iii) the date TOTAL has furnished to Amyris all certificates of insurance required under Section 9.1 below; and the “Delivery Date” shall be the date Amyris delivers the Sublease Premises to TOTAL, provided, in no event shall the Delivery Date occur prior to the Commencement Date. As used in this Sublease, “delivery of the Sublease Premises” shall mean delivery of the TOTAL Dedicated Area and access to the OCT Facilities. Notwithstanding the foregoing, pursuant to and in accordance with the terms of the Services Agreement (defined below), TOTAL shall have early access to the OCT Facilities upon the later of (i) the Commencement Date and (i) execution of an acceptable SOW (as defined in the Services Agreement) by Amyris and TOTAL, and the parties agree that such early access to the OCT Facilities prior to Amyris delivering the Sublease Premises to TOTAL shall not cause the Delivery Date to have occurred.
1.6    Expiration Date: As used in this Sublease, “Expiration Date” means the day immediately preceding the fifth (5th) anniversary of the Effective Date.
1.7    Base Rent: The annual base rent (“Base Rent”) payable by TOTAL to Amyris with respect to the Sublease Premises shall be as follows:

ANNUAL BASE RENT

2014	$104,673
2015	$108,656
2016	$112,799
2017	$117,419
2018	$121,561
2019	$—

1.8    Move Payment. TOTAL will pay to Amyris the Move Payment (as defined in Section 7.1 below), not later than thirty (30) days following receipt of an invoice therefor, together with reasonable supporting documentation.
1.9    Permitted Use: As used in this Sublease, “Permitted Use” means general office, warehouse, laboratory and research and development, with associated administration, including but not limited to, operation and administration of a fermentation research and scale-up pilot plant, all of which is subject to the limitations on use set forth in Section 7.1 of the Master Lease.

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1.10	TOTAL’s Address: The Sublease Premises Attn: Denis Giorno Email: [*]

1.11	Amyris’s Address: 5885 Hollis Street, Suite 100 Emeryville, CA 94608 Attn: Legal Department Email: generalcounsel@amyris.com
1.12    Definitions: Each of the terms in Section 1 is used in this Sublease as a defined term and has the meaning given in such Section. Other capitalized words and phrases for which no definition or incorporated reference is given in this Sublease shall have the meanings given them in the Master Lease. Unless otherwise indicated, all section references are to the sections of this Sublease. The Sublease includes Exhibits A, B, C, D, E and F, attached hereto and incorporated herein by this reference.

2.	DEMISE OF SUBLEASE PREMISES.
2.1    In consideration for Rent (as defined in Section 4.1), Amyris hereby subleases the Sublease Premises to TOTAL, and TOTAL hereby subleases the Sublease Premises from Amyris, subject to the terms and conditions of this Sublease. TOTAL shall have no right to expand or contract the Sublease Premises and no right of first refusal or offer or other expansion rights as to any other premises, other than as provided in Section 10.2 below.
2.2    TOTAL shall have no right to use or access the Amyris Dedicated Area, without the express prior written consent of Amyris, and, except as otherwise expressly provided in this Sublease, the TOTAL Dedicated Area will be entirely dedicated to use and access by TOTAL employees, contractors and guests, with no access by Amyris or any other party without the express prior written consent of TOTAL. However, in the event of an emergency, emergency staff from the Building property manager and the Amyris emergency response team, may access the TOTAL Dedicated Area as reasonably required. Amyris shall advise TOTAL in writing, prior to the Effective Date, of the identity of Amyris’s emergency response team, together with current contact information for all persons on that team, and shall advise TOTAL promptly in writing of any changes to the members of the team or their contact information. Additionally, janitorial and other maintenance personnel may enter the TOTAL Dedicated Area as needed to perform routine janitorial and maintenance functions without additional consent from, or cost to, TOTAL.
2.3    All activities performed in the OCT Facilities by either party shall be subject to the OCT Policies set forth in Pilot Plant Services Agreement executed between the parties as of the Effective Date (including the exhibits thereto, the “Services Agreement”). Prior to entering the OCT Facilities, TOTAL shall request access from the OCT Manager (as defined in the Services Agreement), which consent may be withheld only during such times as Amyris is entitled to exclusive use of the OCT Facilities pursuant to the Services Agreement. Amyris shall cause the OCT Manager to be reasonably available during normal business hours to coordinate and provide such access to TOTAL. TOTAL acknowledges that OCT Personnel (as required in the Services Agreement) are required to accompany TOTAL at all times that TOTAL is within the OCT Facilities. Further, the OCT Manager shall not permit Amyris Employees (defined in the Services Agreement) to have access to the OCT Facilities without appropriate escort by OCT Personnel. Any dispute between the parties regarding TOTAL’s right to access the OCT Facilities in accordance with the terms of this Sublease, shall be resolved by the Joint Oversight Team (as defined in the Services Agreement) and pursuant to Section 23.12.1 below. If any such dispute is ultimately submitted to arbitration, as provided in Section 23.12.1, TOTAL’s obligation to pay Base Rent shall be suspended during the period of the arbitration and, if (but only if) it is determined that TOTAL was not
[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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entitled to access to the OCT Facilities, TOTAL shall promptly pay to Amyris an amount equal to the suspended Base Rent. If it is determined that TOTAL was entitled to access to the OCT Facilities, TOTAL shall have no obligation to pay to Amyris any portion of the suspended Base Rent.
2.4    TOTAL acknowledges that the OCT Facilities portion of the Sublease Premises are not separately demised nor subject to exclusive use by TOTAL hereunder and that the OCT Facilities are comprised of common areas and shared lab and other space that Amyris retains the right to use, jointly with TOTAL during the Sublease Term, in accordance with the terms of this Sublease. TOTAL and Amyris shall cooperate in good faith and take commercially reasonable actions to mitigate interference with the business operations of the other party arising from the lack of demising walls and use of shared space. At least thirty (30) days prior to each anniversary of the effective date of the Services Agreement, TOTAL and Amyris will agree on the projected workload and utilization of the OCT Facilities by Amyris and TOTAL for the following year. Scheduling of OCT Facilities and utilization of the OCT Facilities will be coordinated by the OCT Manager in collaboration with a single point of contact designated by TOTAL (“TOTAL BPP Coordinator”). Notwithstanding the preceding sentence, for the first year of the Services Agreement, the parties will agree on such projected workload within thirty (30) days after the Effective Date. Scheduling of Campaigns (as defined in the Services Agreement) will be mutually agreed upon by the OCT Manager and the TOTAL BPP Coordinator at least thirty (30) days prior to the beginning of each calendar quarter.
2.5    Amyris hereby grants TOTAL a non-exclusive license (the “License”) to use, together with Amyris, Amyris’s furniture, trade fixtures and equipment located in the OCT Facilities (collectively, the “Furniture and Equipment”). Amyris shall not revoke the License during the Sublease Term. Amyris covenants to keep the Furniture and Equipment in reasonably good and working condition. A list of all of the material Furniture and Equipment is set forth in Exhibit C to this Sublease; provided, the parties acknowledge that Exhibit C does not contain an exhaustive list of the Furniture and Equipment. If additional equipment is required in order to execute the Services in the OCT Facilities, the parties will jointly determine whether such new equipment is to be purchased and owned by TOTAL or Amyris (or jointly owned), as well as any use rights and limitations. If such equipment is to be owned by TOTAL, it shall be labeled as owned by TOTAL, and Amyris shall take all actions and execute those instruments reasonably requested by TOTAL to evidence such ownership. The OCT Manager and the TOTAL BPP Coordinator shall review Exhibit C during their regular quarterly meeting and shall update Exhibit C, if necessary, to reflect any new or replaced material Furniture and Equipment. Shared use of the Furniture and Equipment is considered by the parties to be an integrated right under this Sublease and shall be considered appurtenant to the Sublease Premises for all purposes, including without limitation, as contemplated in Section 365(h) of the Bankruptcy Code. There shall be no additional charge for use of the Furniture and Equipment, except that TOTAL shall be responsible for any costs and expenses to repair or replace any Furniture and Equipment damaged by TOTAL or TOTAL’s agents, employees, contractors, or invitees (not including normal wear and tear). Amyris shall have the right to grant liens on or security interests in the Furniture and Equipment, in connection with a financing and the License shall be subordinate to any such liens; provided, with respect to the Furniture and Equipment listed under the “Utilities” heading on Exhibit C (the “Utilities Equipment”), and any replacements thereof, (i) Amyris shall give TOTAL prior written notice before granting any lien on the Utilities Equipment (or any replacements thereof), which notice shall include the name and contact information of the prospective lienholder (the “Lienholder”), and TOTAL shall have the right to contact any such prospective Lienholder, (ii) the Lienholder must agree to give TOTAL notice and the right (but TOTAL shall not have any obligation) to cure any default by Amyris that would entitle the Lienholder to exercise remedies and take title to any of the Utilities Equipment, and (iii) if TOTAL does cure any such default(s) by Amyris, or replaces any Utilities Equipment that is removed by a Lienholder, or purchases any of the Utilities Equipment from a Lienholder (i.e., in lieu of, or in connection with, a foreclosure of the Lienholder’s lien on the Utilities Equipment), all costs incurred by TOTAL in so doing, may be offset by TOTAL against

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the Base Rent Installment Payment next coming due under this Sublease, and any subsequent Base Rent Installment Payments until satisfied; and further provided, with respect to the balance of the Furniture and Equipment listed on Exhibit C hereto, and any replacements thereof, Amyris shall give TOTAL prior written notice before granting any lien on such Furniture and Equipment (or any replacements thereof). Subject to the rights of Amyris to encumber the Furniture and Equipment as provided above, Amyris shall not remove the Furniture and Equipment identified on Exhibit C (or any replacements thereof) from the OCT Facility during the Sublease Term, except with advance written notice to TOTAL and unless it is promptly replaced by other Furniture and Equipment of equal or better quality and utility. If Amyris removes any Furniture and Equipment identified on Exhibit C in violation of the covenant in the immediately preceding sentence, TOTAL shall have the right to replace such removed Furniture and Equipment and all costs incurred by TOTAL in so doing may be offset by TOTAL against the Base Rent Installment Payment next coming due under this Sublease.
2.6     The OCT Facilities equipment will be accessible by each party’s respective IT network, but it will only be accessible by one party’s network at a time, which sharing requires OCT Personnel to disconnect certain OCT Facilities equipment from one party’s network and attach it to the other party’s network when, for example shifting from executing a Campaign on behalf of TOTAL to Amyris conducting work for Amyris (and vice versa). The OCT Personnel shall take all actions necessary to ensure that all data is deleted from any OCT Facilities equipment prior to attaching such equipment to the other party’s network. In the event that a party inadvertently acquires or is given access to the other party’s data residing on OCT Facilities equipment, such party shall promptly notify the other party in writing by contacting the relevant OCT Manager or TOTAL BPP Coordinator, shall not use and shall promptly destroy such data.
2.7    All SOPs (as described in the Services Agreement) applicable to the OCT Facilities equipment shall be fully and accurately documented in writing by OCT Personnel and copies will be provided to TOTAL upon request.
2.8    Amyris is responsible for (i) training OCT Personnel and TOTAL employees to applicable health safety and environmental (“HSE”) standards for the Sublease Premises, (ii) reporting any safety incidence in the Sublease Premises, (iii) maintenance of OCT Facilities’ equipment and utilities, and (iv) organizing the workload of project operation and doing a hazard and operability study, if necessary. A copy of the HSE standards are set forth in Schedule 4 to the Services Agreement. However, for purposes of confirming HSE compliance in the TOTAL Dedicated Area, or as requested by TOTAL, the parties shall employ a mutually agreed upon third party who shall determine whether TOTAL has complied with all applicable HSE standards, and shall report to Amyris such compliance (or failure) but shall not disclose any details relating to the operation or use of such area or equipment.
2.9    In the scope of operations needed for the bioprocess development, some operations conducted by TOTAL might be subcontracted to specialists having specific pieces of equipment not available in the OCT Facilities. The use of such subcontractors who access the OCT Facilities must be reviewed and approved by the OCT Manager before any subcontractor may enter the OCT Facilities. In addition, TOTAL will ensure that any such subcontractors that enter the OCT Facilities will abide by the confidentiality provisions of the Services Agreement.

3.	SUBLEASE TERM AND TERMINATION.
3.1    As noted in Section 1.4, the Sublease Term shall commence on the Commencement Date and Amyris shall deliver the Sublease Premises to TOTAL on the Delivery Date. If for any reason Amyris is delayed in delivery of the Sublease Premises to TOTAL after the occurrence of the Commencement Date, Amyris shall not be liable therefor, nor shall such failure affect the validity of this Sublease or the

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obligations of TOTAL hereunder, provided, however, that TOTAL’s obligation to pay Base Rent shall be subject to daily abatement, as provided in Section 4.2 below.
3.2    Unless sooner terminated pursuant to the terms of this Sublease, including without limitation pursuant to Sections 3.4, 12 or 14, the Sublease shall end on the Expiration Date.
3.3    The Sublease may be terminated prior to the Expiration Date if the Master Lease, either with respect to the entire Master Premises or with respect to any portion of the Master Premises which includes the Sublease Premises, is terminated for any cause whatsoever (and Master Landlord does not require TOTAL to attorn).
3.4    TOTAL may terminate this Sublease at any time upon ninety (90) days’ prior written notice, provided that as a condition precedent to TOTAL’s effective exercise of this early termination right, it will pay Amyris on or prior to the effective date of termination (i) all Rent accruing hereunder for the period up to and including the effective date of such early termination and (ii) an amount equal to one additional year of Base Rent for the twelve-month period following the date of early termination (with an appropriate proration for any month at the beginning or end of such twelve-month period that falls within a Base Rent Installment Payment period).
3.5    Amyris may terminate this Sublease for a Total Default, as set forth herein.
3.6    This Sublease may be terminated per the terms of Section 12.1.
3.7    Neither TOTAL nor Amyris shall have any further rights or obligations under this Sublease upon the Expiration Date or the effective date of any earlier termination of this Sublease, except for those that expressly survive termination of this Sublease.

4.	RENT.
4.1    The rent (“Rent”) payable by TOTAL for the Sublease Premises shall consist of (i) the Base Rent and (ii) the Excess Utility Charges (defined below). Unless otherwise agreed in writing by Amyris, TOTAL shall make all payments due to Amyris pursuant to this Sublease by wire transfer or ACH of immediately available funds to:
Bank: Bank of the West
Bank address: 180 Montgomery Street, San Francisco, CA 94104
Checking Account No: [*]
ABA: [*]
Swift Code: [*]

or to such other bank account as is designated in writing by Amyris from time to time. Except as encompassed within Rent, TOTAL shall have no obligation to pay rent or other charges for services, utilities, equipment usage, security or other items to Amyris, including, without limitation, any Operating Expenses or Taxes (as such terms are defined in the Master Lease).
4.2    TOTAL shall pay to Amyris in advance, and without notice, demand, deduction or offset, the applicable Base Rent each calendar year during the Sublease Term through three (3) equal installments as set forth below (each such installment payment, a “Base Rent Installment Payment”):

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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March 1        July 1            November 1

2014	US$34,891** US$34,891 US$34,891

2015	US$36,219 US$36,219 US$36,219

2016	US$37,600 US$37,600 US$37,600

2017	US$39,140 US$39,140 US$39,140

2018	US$40,520 US$40,520 US$40,520
2019        US$0            N/A            N/A

**The parties agree that first Base Rent Installment Payment for 2014 will be due and payable within fifteen (15) days after the Effective Date, rather than on March 1, 2014.

The third Base Rent Installment Payment (and, if necessary to utilize the entire reduction, subsequent Base Rent Installment Payments) will be reduced by $282 for each day after the later of (i) the Commencement Date, and (ii) August 1, 2014, until the Delivery Date.

4.2.1    In the event of an early termination of this Sublease for any reason other than at TOTAL’s election pursuant to Section 3.4 above or pursuant to Section 12 below, any Rent amounts paid in advance by TOTAL for a period occurring after the effective date of the termination shall be reimbursed by Amyris promptly following such termination date.
4.3    The Base Rent for each calendar year in the Sublease Team was set by the parties assuming that the charges paid by Amyris (either directly or to the Master Landlord) for electricity, natural gas and treatment of effluents (including waste water and plant steam condensate, etc.) for the Master Premises for any 12-month calendar year during the Sublease Term (the “Actual Charges”) would not be greater than the sum of US$50,000 plus the charges paid by Amyris (either directly or to the Master Landlord) for electricity, natural gas and treatment of effluents for the Master Premises for 2013 (such sum, the “Baseline Utility Charges”) due to TOTAL’s operations in the TOTAL Dedicated Area. Consequently, if, in any calendar year during the Sublease Term, the Actual Charges are greater than the Baseline Utility Charges due to TOTAL’s operations in the TOTAL Dedicated Area, then, in addition to the applicable Base Rent, TOTAL shall pay to Amyris, the amount by which the Actual Charges for that calendar year exceeded the Baseline Utility Charges (the “Excess Utility Charges”). Payment for the Excess Utility Charges shall be made once annually by TOTAL within thirty (30) days following receipt by TOTAL of an invoice therefor, which shall include such back-up information as is necessary for TOTAL to verify that the Excess Utility Charges being invoiced are accurate. Except for the Excess Utility Charges that TOTAL is required to pay pursuant to this subsection, Base Rent shall include all of the Building services and utilities provided to Amyris under the Master Lease with respect to both the TOTAL Dedicated Area and the OCT Facilities. Amyris shall, at its sole cost, be responsible for providing TOTAL with treatment of all effluents (including waste water and plant steam condensate, etc.).
With Master Landlord’s prior written consent, TOTAL shall be entitled, at any time during the Sublease Term and at its expense, to have separate meters installed for the electricity, natural gas and treatment of effluents that is provided by Amyris to the TOTAL Dedicated Area, and, to the extent the separately metered charges show that TOTAL’s operations in the TOTAL Dedicated Area resulted in the Actual Charges for any calendar year exceeding the Baseline Utility Charges, then the Excess Utility Charges shall be that excess for such calendar year.

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Except for the Excess Utility Charges that TOTAL is required to pay pursuant to this Section, TOTAL shall have no obligation to pay utility or other charges (other than as included in the Base Rent provided for in this Sublease) for its use of the OCT Facilities under this Sublease.
4.4    If any Rent is not paid within ten (10) business days of when due, TOTAL acknowledges that Amyris will incur additional administrative expenses and costs which are difficult or economically impractical to ascertain. In addition to any late charges and interest payable under the Master Lease, TOTAL shall pay an administrative charge to Amyris equal to two percent (2%) of the delinquent amount. Neither demand for nor receipt of any late charge called for under this Sublease shall (i) operate to waive any default by TOTAL or provide a substitute for TOTAL’s full and timely performance of the obligation to pay Rent, or (ii) limit the exercise of any other right or remedy Amyris may have under this Sublease in case of TOTAL’s default
4.5    If, during the Sublease Term, Amyris shall actually receive an abatement of rent under the Master Lease as to the Sublease Premises, then TOTAL shall be entitled to receive from Amyris a proportionate share of such abatement, calculated based on the ratio that the square footage of the TOTAL Dedicated Area bears to the portion of the Master Premises to which the abatement applies, multiplied by the total amount of the abatement, and shall be applied to reduce the next Base Rent Installment Payment(s) coming due.
5.     REPRESENTATIONS AND WARRANTIES.
5.1    TOTAL represents and warrants to Amyris that: (i) TOTAL is familiar with the provisions of the Master Lease insofar as it pertains to the Sublease Premises and TOTAL’s use and occupation thereof under this Sublease; (ii) TOTAL has the right and power to execute and deliver this Sublease and to perform its obligations hereunder; (iii) the person or persons executing this Sublease for TOTAL are fully authorized to so act and no other action, other than the parties obtaining Master Landlord’s consent to this Sublease, is required to bind TOTAL to this Sublease; and (iv) TOTAL is duly organized and in good standing in its state of formation and is authorized to conduct business in the state where the Sublease Premises are located.
5.2    Amyris represents and warrants to TOTAL that, as of the Effective Date: (i) a true and complete copy of the Master Lease is attached hereto as Exhibit F; (ii) the Master Lease is in full force and effect and Amyris has not received written notice that it is in default thereunder, and Amyris is not aware of any condition or event that could ripen into a default by Amyris thereunder; (iii) to Amyris’s knowledge, the Master Landlord is not in default under the Master Lease; (iv) Amyris has the right and power to execute and deliver this Sublease and to perform its obligations hereunder; (v) the person or persons executing this Sublease for Amyris are fully authorized to so act and no other action, other than the parties obtaining Master Landlord’s consent to this Sublease, is required to bind Amyris to this Sublease; (vi) attached Exhibit C is a true and correct description of all material Furniture and Equipment that is currently located in the OCT Facilities (and as such, is not an exhaustive list); (vii) Amyris owns the Furniture and Equipment listed on Exhibit C; (viii) Amyris is duly organized and in good standing in its state of formation and is authorized to conduct business in the state where the Sublease Premises are located; (ix) Amyris has not encumbered any portion of the Master Premises leasehold, and there is no leasehold deed of trust recorded with respect to such premises; (x) and Amyris has and is in compliance in all material respects with all governmental permits, licenses, authorizations, approvals, and entitlements with respect to its use and occupancy of the Master Premises (copies of all such governmental permits, licenses, authorizations, approvals, and entitlements are attached hereto as Exhibit D).
6.     PARKING. There are no parking spaces or rights provided to TOTAL under this Sublease.

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7.	POSSESSION AND USE; SIGNAGE.
7.1    As soon as reasonably practical following the Effective Date, and in any event not later than August 1, 2014, Amyris will have moved all of its personnel, furniture, equipment and personal property out of the TOTAL Dedicated Area and will deliver the TOTAL Dedicated Area to TOTAL broom clean and with all utilities which are the obligation of Amyris to maintain under the Master Lease in good working condition. Commencing on the Delivery Date (but subject to any early access rights that may be granted to TOTAL pursuant to Section 1.5 above, Amyris shall provide TOTAL with continuing access to the OCT Facilities. Time is of the essence with respect to the timing of Amyris’s move and delivery of the TOTAL Dedicated Area to TOTAL and, if the TOTAL Dedicated Area is not delivered at the time and in the condition described above in this Section 7.1, Base Rent shall be subject to daily abatement during the period of delay, as provided in Section 4.2 above. Other than as set forth in this Section, Amyris has no obligation to prepare, modify or alter the Sublease Premises, and Amyris subleases the Sublease Premises to TOTAL, and TOTAL accepts the Sublease Premises, strictly in their present “as-is” and “with all faults” condition. As provided in Section 1.8 above, TOTAL will pay to Amyris, no later than thirty (30) days following receipt of an invoice and reasonable supporting documentation evidencing such costs, an amount not to exceed $150,000, for one-half of the out-of-pocket expenses incurred by Amyris in connection with the move described above (the “Move Payment”).
7.2    The Sublease Premises shall be used and occupied by TOTAL solely for the Permitted Use. TOTAL’s use of the Sublease Premises shall comply with the relevant provisions of the Master Lease and all laws, rules, regulations, restrictions, statutes, codes, ordinances and permits of, or issued by, any municipal or governmental entity (“Laws”) applicable to its use of the Sublease Premises.
7.3    TOTAL shall have the right, during the Sublease Term, to have its logo on the door of the TOTAL Dedicated Area. Amyris, at no cost to Amyris, will cooperate with TOTAL to have such logo installed in compliance with the Master Lease.

8.	SERVICES, MAINTENANCE AND REPAIR OBLIGATIONS.
8.1     Amyris grants to TOTAL the right to receive, during the Sublease Term, all of the services and benefits with respect to the Sublease Premises that are to be provided by Master Landlord under the Master Lease. If any services pertaining to the Sublease Premises are contracted for directly by Amyris, TOTAL shall also have the right to receive the benefit of those services through Amyris at no additional charge, except as otherwise expressly provided in this Sublease. Amyris shall not be required to provide any services or to perform any maintenance or repairs or work or obtain any insurance which Master Landlord is or may be required to provide or perform under the Master Lease. Amyris shall have no responsibility for or be liable to TOTAL for any default, failure or delay on the part of Master Landlord in the performance or observance by Master Landlord of any of its obligations under the Master Lease, nor shall such default by Master Landlord affect this Sublease or waive or defer the performance of any of TOTAL’s obligations under this Sublease, including without limitation the obligation to pay Rent, except to the extent a default by Master Landlord that affects the Sublease Premises results in a waiver or deferral of Amyris’s obligations under the Master Lease that are to be performed by TOTAL under this Sublease or to the extent Amyris receives an abatement of rent under the Master Lease as set forth in Section 4.5 above. TOTAL hereby expressly waives (i) the provisions of any statute, ordinance or judicial decision, now or hereafter in effect, which would give TOTAL the right to make repairs at the expense of Amyris or Master Landlord, or (ii) to claim any actual or constructive eviction by virtue of any interruption in access, services or utilities to, or any failure to make repairs in or to, the Sublease Premises or the Building, including without limitation, any rights under California Civil Code Section 1932(1) and 1931(2), 1933 (4), 1941 or 1942. Notwithstanding the foregoing, the parties do contemplate that Master Landlord will, in fact, perform its obligations under the Master Lease and in the event of any default or failure of such

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performance by Master Landlord, Amyris agrees that it will, upon notice from TOTAL, take all commercially reasonable actions necessary to cause Master Landlord to perform its obligations under the Master Lease. Amyris, however, shall have no obligation to sue Master Landlord on TOTAL’s behalf or to terminate the Master Lease as a result of any such default or failure by Master Landlord. Notwithstanding the foregoing, if Master Landlord’s default or failure to perform its obligations under the Master Lease interferes with or adversely affects TOTAL’s use of the Sublease Premises and Amyris’ efforts to enforce the Master Lease do not result in Master Landlord curing the default or failure within the time period provided to Master Landlord under the Master Lease to cure such default or failure, Amyris shall not be deemed to be in default of its obligations hereunder, but in such event TOTAL, at TOTAL’s expense, shall have the right to institute legal proceedings in Amyris’ name (i.e., by naming Amyris as the plaintiff) and Amyris shall reasonably cooperate with TOTAL, without expense to Amyris, as necessary or desirable in connection with such proceedings. TOTAL shall provide Amyris with copies of any pleadings or other documents TOTAL proposes to file in any such legal proceedings prior to filing thereof. TOTAL shall protect, indemnify, defend and hold Amyris harmless from and against all Losses (as defined in Section 9.3) arising from any legal proceeding brought by TOTAL pursuant to this Section 8.1, except to the extent caused by the gross negligence or willful misconduct of Amyris.
8.2    TOTAL shall maintain the TOTAL Dedicated Area in a clean and orderly manner and condition, and Amyris shall maintain the OCT Facilities in a clean and orderly manner and condition, in each case, to the extent that Amyris is required to maintain the Sublease Premises under the Master Lease. In addition, Amyris shall maintain the Furniture and Equipment such that it is maintained in accordance with all SOPs.
8.3    Notwithstanding anything herein or in the Master Lease to the contrary, in no event shall TOTAL be responsible for making or paying for improvements to bring the Sublease Premises into compliance with Laws, including, without limitation, disability access laws, unless (A) (i) the applicable Laws become effective after the Commencement Date, and (ii) the improvements are necessitated solely by reason of TOTAL’s unique and specific use of the TOTAL Dedicated Area (i.e., other than for the uses contemplated by Section 1.9 above); or (B) the improvements are necessitated solely by the improvements constructed by or for TOTAL, pursuant to Section 11 below; provided, however, TOTAL shall be responsible for compliance with all Laws (including disability access laws) related to TOTAL’s employees and the arrangement of any furniture, equipment or personal property in the TOTAL Dedicated Area.
8.4    TOTAL shall comply with all Hazardous Materials Laws and terms and conditions of the Master Lease (including without limitation, Section 7.1(d) thereof) with respect to any Hazardous Materials (including any Permitted Hazardous Materials) handled by TOTAL in and about the TOTAL Dedicated Area. Amyris consents to TOTAL’s Handling of the Hazardous Materials listed on Exhibit B attached hereto, subject to Master Landlord’s approval of such list. Upon Master Landlord’s approval of the items listed on Exhibit B, such items shall be deemed Permitted Hazardous Materials (as defined in the Master Lease). Notwithstanding Section 7.1(d)(5) of the Master Lease, the proviso in the third sentence of that section that imposes the burden of proof on TOTAL (i) shall only apply to the TOTAL Dedicated Area and (ii) shall not apply if the Hazardous Materials that are the subject of a Release (as defined in the Master Lease) are used by both TOTAL and Amyris. Further, the obligation to complete an environmental study, as required by Section 7.1(d)(10) of the Master Lease, shall not apply to TOTAL.

9.	TOTAL’S INSURANCE AND INDEMNITY.
9.1    Throughout the Sublease Term, TOTAL shall procure and maintain, at its own cost and expense, such workers’ compensation, commercial general liability insurance and any other coverages as are required to be carried by the tenant under the Master Lease, and such property insurance as is required to be carried by the tenant under the Master Lease to the extent such property insurance pertains to the

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TOTAL Dedicated Area, all naming Amyris (and any of its designees), as well as Master Landlord any other party designated by Master Landlord, pursuant to the Master Lease, from time to time, as additional insureds and loss payees in the manner required in the Master Lease. If the Master Lease requires the tenant under the Master Lease to insure leasehold improvements or alterations, then Amyris shall continue to insure such leasehold improvements that are located in the Sublease Premises as of the Effective Date during the Sublease Term. TOTAL shall be responsible for insuring any alterations in the Sublease Premises made by TOTAL. TOTAL's and Amyris’s general liability policies shall provide cross-liability coverage for both TOTAL and Amyris (and their designees), and the coverage afforded to one must be as broad as that afforded to the party carrying such insurance. TOTAL shall furnish to Amyris certificates, in form and substance reasonably satisfactory to Amyris and Master Landlord, of TOTAL’s insurance required under this Section 9.1 on or before the Commencement Date. Within five (5) business days after any renewal (or such earlier date as may be requested pursuant to the Master Lease), TOTAL shall furnish Amyris certificates of insurance evidencing maintenance and renewal of the required coverage on form reasonably acceptable to Amyris, and a copy of the endorsement to TOTAL’s liability policy showing the additional insureds and loss payees.
9.2    Each of TOTAL and Amyris hereby waives, on behalf of itself and on behalf of its insurers, any and all rights of recovery against the other, against Master Landlord, and their respective officers, employees, agents and representatives on account of loss or damage occasioned by the waiving party or its property or the properties of others under its control caused by fire or any of the extended coverage risks described hereunder, to the extent that such loss or damage is insured under any insurance policy in force at the time of such loss or damage or required to be carried hereunder. If necessary for its effectiveness, each party shall give notice to its insurance carrier of the foregoing waiver of subrogation.
9.3    To the fullest extent permitted by Law, Amyris waives all claims against TOTAL for economic damages, damage to any property or injury or death of any person in, on or about the Amyris Dedicated Area and the OCT Facilities arising at any time or from any cause other than to the extent resulting directly from the gross negligence or willful misconduct of TOTAL. Amyris agrees to protect, defend, indemnify and hold TOTAL harmless from all liabilities, claims, losses, obligations, damages, penalties, actions, costs, liens, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law) (collectively, “Losses”) which TOTAL may incur, or for which TOTAL may be liable to Master Landlord arising from (a) the use, modification or occupancy of the Amyris Dedicated Area and the OCT Facilities or anything contained therein, (b) the acts or omissions of Amyris, its employees, agents, contractors, invitees or licensees (other than TOTAL), and (c) any acts or events occurring in or about the Amyris Dedicated Area and the OCT Facilities during the Sublease Term. Amyris’s obligations to protect, defend, indemnify and hold harmless TOTAL under this subsection are in no way conditioned upon either (i) Amyris’s acts or omissions being a cause of any underlying claim, demand, action, liability, expense, loss or damage, or (ii) TOTAL being free of negligence or wrongful conduct in connection therewith; provided, however, that Amyris shall not be required to indemnify or hold TOTAL harmless to the extent it is established that TOTAL’s gross negligence or willful misconduct is the cause of any Losses. Amyris’s indemnity obligations set forth in this subsection shall survive the expiration or earlier termination of this Sublease.
9.4    To the fullest extent permitted by Law, TOTAL waives all claims against Amyris for economic damages, damage to any property or injury or death of any person in, on or about the TOTAL Dedicated Area arising at any time or from any cause other than to the extent resulting directly from the gross negligence or willful misconduct of Amyris. TOTAL agrees to protect, defend, indemnify and hold Amyris harmless from all Losses which Amyris may incur, or for which Amyris may be liable to Master Landlord, arising from (a) the use, modification or occupancy of the TOTAL Dedicated Area or anything contained therein, (b) the acts or omissions of TOTAL, its employees, agents or contractors, invitees or licensees, and (c) any acts or events occurring in or about the TOTAL Dedicated Area during the Sublease

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Term. TOTAL’s obligations to protect, defend, indemnify and hold harmless Amyris under this subsection are in no way conditioned upon either (i) TOTAL’s acts or omissions being a cause of any underlying claim, demand, action, liability, expense, loss or damage, or (ii) Amyris being free of negligence or wrongful conduct in connection therewith; provided, however, that TOTAL shall not be required to indemnify or hold Amyris harmless to the extent it is established that Amyris’s gross negligence or willful misconduct is the cause of any Losses. TOTAL’s indemnity obligations set forth in this subsection shall survive the expiration or earlier termination of this Sublease.

10.	ASSIGNMENT AND SUBLETTING.
10.1    TOTAL shall have the right to assign its entire interest in this Sublease or to sublet its entire interest in the Sublease Premises in each case to an entity that controls, is controlled by or is under common control with TOTAL (a “TOTAL Affiliate”), without the consent of Amyris, provided that (i) TOTAL shall give Amyris written notice at least five (5) business days prior to the effective date of the proposed transfer and the TOTAL Affiliate shall expressly assume TOTAL’s obligations hereunder, (ii) Master Landlord has given its written consent to such transfer, and (iii), TOTAL shall not be released from its obligations under this Sublease by reason of any such assignment or subletting to a TOTAL Affiliate. The foregoing right is personal to TOTAL and to any TOTAL Affiliate that takes an assignment of TOTAL’s entire interest in this Sublease or subleases TOTAL’s entire interest in this Sublease. Except as provided above, TOTAL shall not voluntarily, involuntarily or by operation of law: (a) assign, convey or mortgage this Sublease or any interest under it; (b) allow any transfer thereof or any lien upon TOTAL’s interest by operation of law; (c) sublet the Sublease Premises or any part thereof; or (d) permit the occupancy of the Sublease Premises or any part thereof by anyone other than TOTAL.
10.2    In the event that Amyris seeks to assign its entire interest in the Master Lease during the Sublease Term to anyone other than Master Landlord or any assignee pursuant to an assignment for which Master Landlord’s consent is not required under the Master Lease, including without limitation in connection with any sale or assignment in bankruptcy, such assignment shall be expressly subject to the terms and conditions of this Sublease, and provided TOTAL is not then in Default under this Sublease, before Amyris may consummate such assignment, it shall give TOTAL written notice (the “ROFO Notice”) setting forth the material terms of such assignment, including the rent and other consideration to be paid by the assignee, and TOTAL shall have fifteen (15) business days after receipt of that notice to elect, by giving written notice to Amyris, to acquire Amyris’s interest in the Master Lease on the terms set forth in the ROFO Notice, provided in all events any such assignment to TOTAL shall be subject to Master Landlord’s consent to such assignment pursuant to and in accordance with the terms and conditions of the Master Lease. If such election by TOTAL shall not be timely made, then Amyris may conclude such assignment on terms that are not materially more favorable to the prospective assignee than those set forth in the ROFO Notice. If the terms upon which the assignment will be made change from those set forth in the ROFO Notice, in a manner that is materially more favorable to the prospective assignee, then Amyris shall give TOTAL another ROFO Notice and the provisions of this section shall again apply. The foregoing right is personal to TOTAL and any TOTAL Affiliate to which TOTAL’s entire interest in this Sublease has been assigned in accordance with Section 10.1 above.

11.	ALTERATIONS.
11.1    Other than as set forth below, TOTAL shall not make any alterations in or additions to the Sublease Premises (“Alterations”) without Amyris’s prior written consent, which shall not be unreasonably withheld. If Amyris consents thereto, Amyris shall use reasonable efforts, at no material cost to Amyris, to obtain the consent of Master Landlord if such consent is required under the Master Lease. If Alterations by TOTAL are permitted or consented to, TOTAL shall comply with all of the covenants of Amyris, as Tenant, contained in the Master Lease pertaining to the installation and removal of such

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Alterations. TOTAL shall indemnify, defend and hold Amyris harmless against any and all Losses imposed on Amyris arising out of the installation and/or removal of Alterations by TOTAL. At the time consent is given, Amyris shall advise TOTAL, in writing, if removal of the Alterations will be required by Amyris at the end of the Sublease Term. Amyris shall advise TOTAL at the time of its approval of any Alterations, whether Master Landlord has notified Amyris that such Alterations constitute Required Removables under the terms of the Master Lease. Provided any such Alterations would not otherwise be Required Removables under the terms of the Master Lease, TOTAL will not be required to remove such approved Alterations at the end of the Sublease Term unless Amyris advised TOTAL at the time of giving consent that removal will be required. Amyris shall not require TOTAL to remove the Initial Alterations (defined below) at the end of the Sublease Term.
11.2    Notwithstanding Section 11.1 above, (i) TOTAL intends to construct certain improvements in the TOTAL Dedicated Area (the “Initial Alterations”), as generally described on Exhibit E hereto, and Amyris hereby approves such general description and the Initial Alterations, subject to Master Landlord’s approval of same pursuant to the terms and conditions of the Master Lease, (ii) Amyris acknowledges that there may be reasonable interference with utilities and Amyris’s ability to use the OCT Facilities and the Amyris Dedicated Area during construction of the Initial Alterations, and confirms that the indemnity in Section 11.1 shall not apply to that reasonable interference, and (iii) TOTAL agrees to use reasonable efforts to minimize interference with operations in the OCT Facilities and the Amyris Dedicated Area in connection with the construction of the Initial Alterations. Amyris acknowledges that the description of the Initial Alterations may change, and Amyris shall have reasonable rights to approve all such changes, in addition to Master Landlord’s approval of the same, to the extent required by the Master Lease. The Initial Alterations shall be constructed in accordance with Article 9 of the Master Lease. Subject to Sections 1.5 and 2.3 above, TOTAL shall have full access to, and shared use of, the OCT Facilities during the period that the Initial Alterations are being constructed.
11.3    If TOTAL performs any Alterations (including the Initial Alterations), TOTAL shall be obligated to insure all such Alterations during the Sublease Term for their full replacement cost value.

12.	CASUALTY OR EMINENT DOMAIN.
12.1    In the event of a fire or other casualty affecting the Building or the Sublease Premises, or of a taking of all or a part of the Building or the Sublease Premises under the power of eminent domain, Amyris shall be entitled to exercise any right it may have to terminate the Master Lease without first obtaining the consent or approval of TOTAL, except as provided in Section 18.4 below. If the Master Lease imposes on Amyris the obligation to repair or restore the Sublease Premises, the Building, or any leasehold improvements or alterations, (i) TOTAL shall be responsible for repair or restoration of the TOTAL Dedicated Area, and any leasehold improvements or alterations within the TOTAL Dedicated Area, to the extent Amyris, as tenant under the Master Lease, is obligated under the Master Lease, and (ii) Amyris shall be responsible for repair or restoration of the OCT Facilities and the Amyris Dedicated Area, and any leasehold improvements or alterations within the OCT Facilities and the Amyris Dedicated Area. If the Master Lease is terminated by reason of a casualty or a taking, this Sublease shall terminate on the date the Master Lease terminates.
12.2     As between TOTAL and Amyris, to the extent permitted by the Master Lease, each party shall be entitled to seek an award or compensation in any condemnation proceeding, whether for a total or partial taking, for damage to its respective business, loss of goodwill, relocation costs, and the cost of any Alterations paid for by it.

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12.3    Amyris and TOTAL hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereafter in effect, including without limitation, Section 1265.130 of the California Code of Civil Procedure, as amended from time to time.

13.	SURRENDER.
13.1    On the Expiration Date or any earlier termination of the Sublease or of TOTAL’s right to possession of the Sublease Premises, TOTAL will at once surrender and deliver up the Sublease Premises, together with all improvements thereon (other than those which TOTAL is required to remove pursuant to Section 11 above), to Amyris in substantially the same condition as when delivered to TOTAL, reasonable wear and tear, casualty, and damage by Amyris to the OCT Facilities excepted. Conditions existing because of TOTAL’s failure to perform maintenance, repairs or replacements as required of TOTAL under this Sublease shall not be deemed “reasonable wear and tear.” TOTAL shall surrender to Amyris all keys and electronic access cards to the Sublease Premises.
13.2    All Alterations in or upon the Sublease Premises made by TOTAL and not removed or required to be removed hereunder shall become a part of and shall remain upon the Sublease Premises upon such termination. If removal of any Alterations is required pursuant to Section 11 above, TOTAL shall restore the Sublease Premises to their condition prior to the making of any Alterations and repair any damage caused by such removal or restoration. If TOTAL is permitted or required to remove any Alteration or a portion thereof, and TOTAL does not complete such removal in accordance with this Section, Amyris may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, warehouse the same. TOTAL shall pay the costs of such removal, repair and warehousing, plus an administrative fee equal to five percent (5%) of such costs, on demand.
13.3    On or prior to the Expiration Date or any earlier termination of the Sublease or of TOTAL’s right to possession of the Sublease Premises, TOTAL shall remove TOTAL’s personal property that is not affixed to the Sublease Premises and TOTAL’s trade fixtures, and TOTAL shall repair any damage to the Sublease Premises which may result from such removal. If TOTAL does not remove TOTAL’s trade fixtures or personal property from the Sublease Premises on or before the Expiration Date or the earlier termination of the Sublease or of TOTAL’s right to possession, Amyris may, at its option, remove the same (and repair any damage occasioned thereby and restore the Sublease Premises as aforesaid) and dispose thereof or warehouse the same, and TOTAL shall pay the cost of such removal, repair, restoration or warehousing, plus as administrative fee equal to five percent (5%) of such costs, to Amyris on demand.

14.	TOTAL’S DEFAULT.
14.1    Any one or more of following events shall be considered a “Default” by TOTAL:
14.1.1    TOTAL shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against TOTAL asking reorganization of TOTAL under the federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within thirty (30) days from the date of the entry or granting thereof; or
14.1.2    TOTAL shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the federal Bankruptcy laws now or hereafter amended, or TOTAL shall institute any proceedings for relief of TOTAL under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, re-organization, arrangements, composition or extension; or

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14.1.3    TOTAL fails to make any payment of Rent required to be made by TOTAL within ten (10) days of the date it is due; or
14.1.4    The occurrence of any of the following: (i) TOTAL shall make a general assignment for the benefit of creditors; (ii) TOTAL shall admit in writing to its creditors its inability to generally pay its debts as they come due; (iii) TOTAL’s interest in the Sublease Premises are levied on by any revenue officer or similar officer and such levy shall not have been removed within thirty (30) days from the date levied; or (iv) a decree or order appointing a receiver of the property of TOTAL shall be made and such decree or order shall not have been vacated, stayed or set aside within thirty (30) days from the date of entry or granting thereof; or
14.1.5    TOTAL fails to perform and comply with any of its other covenants, agreements, obligations and use restrictions contained in this Sublease (including the incorporated Master Lease provisions which are to be compiled with by TOTAL hereunder), and such failure continues for more than five (5) business days after notice thereof in writing to TOTAL; or
14.1.6    TOTAL violates the provisions of Section 10 of this Sublease; or
14.1.7    Any of the representations and warranties provided herein by TOTAL shall prove to be false or misleading in any material respect; or
14.1.8    TOTAL shall be in monetary default beyond any applicable cure period under the terms of the Services Agreement.
14.2    Upon the occurrence of any one or more Defaults by TOTAL, Amyris may exercise any remedy against, and recover such amounts from, TOTAL as Master Landlord may exercise or be entitled to for default by Tenant under the Master Lease, (including without limitation, the right to terminate this Sublease), which provisions of the Master Lease are hereby incorporated herein by reference. Without limiting the generality of the foregoing, Amyris may exercise the damage remedies available under California Civil Code Sections 1951.2 and 1951.4 or any similar or successor statute which provides that a lessor may continue a lease in effect and recover damages as they become due.

15.	AMYRIS’S DEFAULT.
15.1    Any one or more of the following events shall be considered a “Default” by Amyris under this Sublease:
15.1.1    Amyris shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Amyris asking reorganization of Amyris under the federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within thirty (30) days from the date of the entry or granting thereof; or
15.1.2    Amyris shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the federal Bankruptcy laws now or hereafter amended, or Amyris shall institute any proceedings for relief of Amyris under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, re-organization, arrangements, composition or extension; or
15.1.3    Amyris shall fail to perform and comply with any of its covenants, agreements, obligations and use restrictions contained in this Sublease (including the incorporated Master Lease provisions which are to be complied with by Amyris hereunder), and such failure continues for more than

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fifteen (15) days after notice thereof in writing to Amyris; provided the cure period in this section shall not apply to any dispute between the parties regarding TOTAL’s right to access the OCT Facilities in accordance with the terms of this Sublease, which shall be resolved as provided in Sections 2.3 and 23.12 hereof; or
15.1.4    The occurrence of any of the following: (i) Amyris shall make any assignment for the benefit of creditors; (ii) Amyris shall admit in writing to its creditors its inability to generally pay its debts as they come due; (iii) Amyris’s interest in the Master Premises are levied on by any revenue officer or similar officer and such levy shall not have been removed within thirty (30) days from the date levied; or (iv) a decree or order appointing a receiver of the property of Amyris shall be made and such decree or order shall not have been vacated, stayed or set aside within thirty (30) days from the date of entry or granting thereof; or
15.1.5    Subject to Amyris’ termination rights under this Sublease, Amyris shall fail to preserve its leasehold estate and interests in and to the Master Lease; or
15.1.6    Any of the representations and warranties provided herein by Amyris shall prove to be false or misleading in any material respect; or
15.1.7    Amyris shall fail to obtain, maintain and preserve and take all necessary action to timely renew all permits, licenses, authorizations, approvals and entitlements necessary or appropriate for it to use and occupy the Master Premises; or
15.1.8     Amyris shall be in default beyond any applicable cure period under the terms of the Services Agreement.
15.2    Upon and during the continuance of any Default by Amyris hereunder, in addition to any other rights or remedies provided for hereunder, TOTAL shall have the right to withhold Base Rent until such Default is cured, and to the extent such Default is incapable of being cured, or is not cured within fifteen (15) days of notice of such Default to Amyris, to offset the value of any damages caused by such Default against the Base Rent reserved for the balance of the Sublease Term.

16.	HOLDING OVER.
16.1    TOTAL has no right to occupy the Sublease Premises or any portion thereof after the Expiration Date or after the termination of this Sublease or of TOTAL’s right to possession hereunder. In the event TOTAL or any party claiming by, through or under TOTAL holds over, Amyris may exercise any and all remedies available to it at law or in equity to recover possession of the Sublease Premises, and to recover the damages specified in Section 16.2 below by reason of such holdover. For clarity, the License terminates on the earliest of (i) the Expiration Date, or (ii) early termination of the Sublease.
16.2    Without limiting Amyris’s rights under Section 16.1, for each and every month that TOTAL or any party claiming by, through or under TOTAL remains in occupancy of all or any portion of the Sublease Premises after the Expiration Date or after the earlier termination of this Sublease or of TOTAL’s right to possession, TOTAL shall pay, in addition to the Excess Utility Charges payable hereunder, monthly rental at a rate equal to 125% of the rate of Base Rent payable by TOTAL hereunder immediately prior to the Expiration Date or earlier termination of this Sublease or of TOTAL’s right to possession; provided, however, if the Expiration Date or the date of any earlier termination of this Sublease or of TOTAL’s right to possession occurs during 2019, the rate of Base Rent payable by TOTAL hereunder immediately prior to the Expiration Date or earlier termination of this Sublease or of TOTAL’s right to possession shall be deemed to mean the rate of Base Rent payable hereunder during 2018. The

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acceptance by Amyris of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over. In addition to the payment of the amounts provided herein, in the event TOTAL or any party claiming by, through or under TOTAL holds over, TOTAL shall also be (i) liable to Amyris for actual damages payable by Amyris to Master Landlord by reason of such holdover, and (ii) liable to Amyris for its actual damages , including~~,~~ those incurred by Amyris or payable by Amyris to Amyris’s proposed assignee or subtenant, in the event Amyris has entered into a binding agreement for the assignment of the Master Lease (including any assignment which is not subject to Section 10.2 above) or for the sublease of either the entire Master Premises or any portion of the Master Premises which includes any portion of the Sublease Premises), if TOTAL’s holdover prevents or delays Amyris from delivering the Master Premises or applicable portion thereof as required.

17.	ENCUMBERING TITLE.
17.1    TOTAL shall not do any act which in any way encumbers the title of Master Landlord in and to the Building nor shall the interest or estate of Master Landlord or Amyris be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by TOTAL, or by reason of any other act or omission of TOTAL. Any claim to, or lien upon, the Sublease Premises or the Building arising from any act or omission of TOTAL shall accrue only against the estate of TOTAL and shall be subject and subordinate to the paramount title and rights of Master Landlord and Amyris.
17.2    Without limiting the generality of Section 16.1, TOTAL shall not permit the Sublease Premises or the Building to become subject to any mechanics’, laborers’ or materialmen’s lien on account of labor or material furnished to or at the request of TOTAL in connection with work of any character performed on the Sublease Premises by, or at the direction or sufferance of, TOTAL. If TOTAL fails to do so within fifteen (15) days following written notice from Amyris, Amyris may cause such liens to be released by any means it deems proper, including payment, at TOTAL’s expense and without affecting Amyris’s rights.

18.	PROVISIONS REGARDING MASTER LEASE.
18.1    This Sublease and all rights of the parties hereunder are subject and subordinate to the Master Lease. The parties hereby acknowledge that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Master Lease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to TOTAL the benefits of this Sublease and of those provisions of the Master Lease which by their nature are intended to benefit the party in possession of the Sublease Premises, and in order to protect Amyris against a Default by TOTAL which might cause a default by Amyris under the Master Lease, Amyris and TOTAL covenant and agree as set forth in this Section 18.
18.2    Except as herein otherwise expressly provided, and except those that by their nature or purpose are inapplicable to the subleasing of the Sublease Premises pursuant to this Sublease or are inconsistent with or modified by any of the terms, covenants or conditions of this Sublease, and except for tenant’s obligations to pay rent and all other amounts due under the Master Lease, and except to the extent applicable solely to the Amyris Dedicated Area, all of the terms and conditions contained in the Master Lease are incorporated herein by reference as terms and conditions of this Sublease. Amyris and TOTAL agree to each refrain from any act or omission that would result in a Default (as defined in the Master Lease) on the part of the tenant under the Master Lease. Except as set forth in this Section above or otherwise excluded herein, the provisions of the Master Lease are hereby expressly incorporated into this Sublease with the term “Amyris” substituted for Landlord, the term “TOTAL” substituted for Tenant, the term “Sublease” substituted for Lease and, without limiting any of Amyris’s obligations hereunder

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(including pursuant to the incorporated terms of the Master Lease) with respect to the OCT Facilities, including the maintenance thereof, the term “Sublease Premises” substituted for “Premises,” as the context requires.
18.3    Except as otherwise expressly provided in this Sublease, TOTAL shall perform all affirmative covenants and shall refrain from performing any act that is prohibited by the negative covenants of the Master Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the TOTAL Dedicated Area. Other than covenants regarding use and restrictions on use, and other than the obligation to refrain from performing any act that is prohibited by the negative covenants of the Master Lease (all which shall be performed and observed by both Amyris and TOTAL with respect to the OCT Facilities), Amyris shall be responsible for performing all affirmative covenants of the Master Lease, where the obligation to perform is by its nature imposed upon the party in possession of the OCT Facilities. If Amyris should Default (as defined in the Master Lease) under the Master Lease, and provided such Default was not caused by TOTAL, TOTAL shall have the right, but not the obligation, to cure such Default(s) on behalf of Amyris and all costs incurred by TOTAL in so doing may be offset by TOTAL against the Base Rent Installment Payment next coming due under this Sublease, and any subsequent Base Rent Installment Payment until satisfied.
18.4    It is expressly agreed that: (a) if the Master Lease should terminate prior to the Expiration Date, Amyris shall have no liability to TOTAL except in respect of a breach of Amyris’ covenants contained herein; and (b) to the extent the Master Lease grants Amyris any discretionary right to terminate the Master Lease (either as to the entire Master Premises or as to any portion of the Master Premises which includes the Sublease Premises), whether due to casualty, condemnation, by election by Amyris or otherwise, Amyris shall be entitled to exercise or not exercise such right in its sole and absolute discretion, without liability to TOTAL; provided, however, so long as TOTAL is not then in Default under this Sublease, Amyris shall not elect to terminate the Master Lease as to the Sublease Premises under any discretionary right to terminate the Master Lease without the prior written consent of TOTAL, which consent shall not be unreasonably withheld, conditioned or delayed.
18.5    Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of Master Landlord shall be deemed to apply under this Sublease and inure to the benefit of both Amyris and Master Landlord. Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of Amyris, as Tenant, shall be deemed to apply under this Sublease and inure to the benefit of TOTAL. Amyris shall cooperate and use commercially reasonable efforts to ensure that TOTAL receives such benefit.
18.6    If TOTAL desires to take any action that requires the consent of Master Landlord under the terms of the Master Lease, then, notwithstanding anything to the contrary herein: (i) Amyris, independently, shall have a reasonable right of approval or disapproval; (ii) TOTAL shall not take any such action until it obtains the consent of both Amyris and Master Landlord; and (iii) TOTAL shall request that Amyris obtain Master Landlord’s consent on TOTAL’s behalf and Amyris shall use commercially reasonable efforts to obtain such consent. TOTAL shall pay all costs reasonably incurred by Amyris in seeking or procuring Master Landlord’s consent. Any approval or consent required of Amyris conclusively shall be deemed reasonably withheld if approval or consent also is required of Master Landlord, and Master Landlord fails to give Master Landlord’s approval or consent.
18.7    Amyris agrees to forward to TOTAL, (a) a copy of any notices relating to the Sublease Premises that Amyris delivers to the Master Landlord, and (b) upon receipt thereof by Amyris, (i) a copy of each notice of default received by Amyris in its capacity as tenant under the Master Lease, and (ii) a copy of each notice of default or non-payment received by Amyris from any utility or other service providers to the Master Premises. Upon the full execution of this Sublease, Amyris shall request that

24

Master Landlord simultaneously forward to TOTAL, at TOTAL’s notice address provided in this Sublease, a copy of any default notices from Master Landlord to Amyris. TOTAL agrees to forward to Amyris, upon receipt thereof, copies of any notices received by TOTAL with respect to the Sublease Premises from the Master Landlord.
18.8    As between Amyris and TOTAL, in the event of a conflict between the provisions of the Master Lease and the provisions of this Sublease, the provisions of this Sublease shall control.
18.9    Amyris will perform all of the obligations of the tenant pursuant to the Master Lease, except those expressly undertaken by TOTAL pursuant to this Sublease, to the extent failure to perform the same could adversely affect the rights of TOTAL hereunder. So long as TOTAL is not in Default under this Sublease, Amyris will not consent to any amendment of the Master Lease that could adversely affects the rights of TOTAL hereunder, without the prior written consent of TOTAL, which may be given or withheld in TOTAL’s sole discretion (provided that the foregoing shall not be construed to limit or otherwise restrict Master Landlord from exercising any rights it has under the Master Lease or, except as provided in Section 18.4 above, Amyris from exercising any termination right it has under the Master Lease, including in the event of casualty, condemnation or as a result of any default by Master Landlord, without the need for consent of TOTAL).
18.10    Notwithstanding anything to the contrary contained herein, the following provisions of the Master Lease shall not apply to the benefit of TOTAL and are not, and shall not be deemed to be, incorporated by reference into this Sublease: (a) the following provisions of the Master Lease: Sections 1.1, 1.3 (but only to the extent the defined terms are used only in provisions that are otherwise not applicable to this Sublease), 2.1(b), 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 3.1, 4.1, 4.2, 4.3, 6.6, 9.1(a)(1) (but only pertaining to Tenant’s right to undertake Decoration Work), 9.3, 11.4, 12,1, 16.3, 20.1(b) (except to the extent Amyris is required to provide to Master Landlord financial statements of TOTAL pursuant to Section 20.1(b) of the Master Lease), 25.1, 25.8, 25.10; Articles 5, 13, 14, 15, 21 and 22; Exhibits A and B; Riders 1 and 2, and Schedule 1 to Exhibit B; and all of the Lease Amendments (other than solely for the purpose of establishing the Master Premises leased under the Master Lease to the extent such Master Premises comprise part of the Sublease Premises and establishing the Expiration Date of the Master Lease). With respect to Section 8.1 of the Original Lease, all references to “Landlord” shall, for purposes of incorporation herein, mean Master Landlord and not Amyris. Notwithstanding that Section 16.3 of the Master Lease is stated not to be incorporated into this Sublease, Amyris and TOTAL agree that:
a.    to the extent any proceeds of Master Landlord’s insurance are paid to Amyris during the Sublease Term for restoration of any portion of the TOTAL Dedicated Area or the OCT Facilities, then (i) any such proceeds paid to Amyris with respect to any damage to the OCT Facilities shall be utilized for the repair and maintenance of the OCT Facilities, to the extent Amyris has the obligation to repair and maintain the OCT Facilities under this Sublease, and (ii) any such proceeds paid to Amyris with respect to any damage to the TOTAL Dedicated Area shall be paid to and utilized by TOTAL for the repair and maintenance of the TOTAL Dedicated Area in accordance with TOTAL’s obligations under this Sublease with respect to the TOTAL Dedicated Area; and
b.    to the extent any proceeds of Master Landlord’s insurance are paid for Landlord’s liability relating to matters or events occurring in the Sublease Premises during the Sublease Term, then any such proceeds shall be paid to the appropriate claimant(s) or, if the claimant(s) has already been compensated, then the proceeds shall be divided between Amyris and TOTAL in the percentages reflecting their respective liability to the claimant(s).

24

19.    MASTER LANDLORD’S CONSENT. This Sublease and the obligations of the parties hereunder are expressly conditioned upon the written consent hereto by Master Landlord in a form reasonably acceptable to TOTAL and Amyris, and receipt by TOTAL of a separate agreement between Master Landlord and TOTAL, in a form acceptable to TOTAL. Amyris and TOTAL hereby agree, for the benefit of Master Landlord, that this Sublease and Master Landlord’s consent hereto shall not: (a) create privity of contract between Master Landlord and TOTAL; (b) be deemed to have amended the Master Lease in any regard (unless Master Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a waiver of Master Landlord’s right to consent to any assignment of the Master Lease by Amyris or any further subletting of the Sublease Premises, or as a waiver of Master Landlord’s right to consent to any assignment by TOTAL of this Sublease or any subletting of the Sublease Premises or any part thereof.

20.	PRESERVATION OF THE LEASEHOLD ESTATE.
20.1    Amyris acknowledges that pursuant to Section 365 of the Bankruptcy Code, it is possible that a trustee in bankruptcy of the Master Landlord, its successors and assigns, or as debtor-in possession, could reject the Master Lease, in which case Amyris, as lessee, would have the election described in Bankruptcy Code Section 365(h) (the “Election”) to treat the Master Lease as terminated by such rejection, or, in the alternative, to remain in possession for the balance of the term of the Master Lease and any renewal or extension thereof that is enforceable by Amyris under applicable non-bankruptcy law. Provided TOTAL is not then in Default under this Sublease, Amyris covenants that Amyris will not suffer or permit the termination of the Master Lease by exercise of the Election or otherwise without the prior written consent of TOTAL. Amyris acknowledges that given the potential negative effect to its rights under this Sublease, TOTAL does not anticipate that it would consent to the termination of the Master Lease under such circumstances and shall not be obligated to give such consent. In order to secure the covenant made in this subsection, Amyris hereby assigns the Election to TOTAL. Amyris acknowledges and agrees that the Election is in the nature of a remedy, and to the extent made in favor of retaining Amyris’s rights under the Master Lease, Amyris shall bear all responsibility for complying with any of its obligations thereunder.

21.	RIGHTS IN BANKRUPTCY.
21.1    Amyris acknowledges and agrees that this Sublease is a lease of real property as contemplated by Bankruptcy Code Section 365(h). Upon the filing of a case by or against Amyris under the Bankruptcy Code, Amyris shall continue to perform all of its obligations under this Sublease, including without limitation, by providing TOTAL with use and access (including, without limitation, access codes and keys) of the (a) OCT Facilities, and (b) Furniture and Equipment, subject to the rights of Lienholders, consistent with the provisions of this Sublease, and, in each case, without the need for any further request from TOTAL, or notice and hearing. To the extent Amyris rejects this Agreement under the Bankruptcy Code and TOTAL elects to retain its rights, (x) TOTAL shall have the full rights provided to it under Bankruptcy Code Section 365(h)(1)(A)(ii), (y) the value of any damage caused by such rejection shall include, in addition to those caused by the non-performance hereunder, the value of any damages resulting from Amyris’s rejection of the Services Agreement in such bankruptcy (including any loss to use of the Furniture and Equipment), should such agreement also be rejected, given the parties’ agreement that the services thereunder relate to Amyris’s obligations hereunder, and (z) TOTAL shall have full and complete use of and access to the OCT Facilities and the right to use the Furniture and Equipment that is then located in the OCT Facilities, without any requirement of Amyris, OCT Manager or OCT Personnel permission, cooperation or supervision (with TOTAL hereby acknowledging that some or all of the Furniture and Equipment listed on Exhibit C may not then be located in the OCT Facilities, by reason of the foreclosure of liens that Amyris is permitted to grant on the Furniture and Equipment). TOTAL will indemnify, defend and hold harmless Amyris from any Losses arising from TOTAL’s use of the OCT

24

Facilities, or any Furniture and Equipment during the Sublease Term, pursuant to subsection (z) above. The foregoing indemnity will survive the expiration or earlier termination of the Sublease Term.
21.2    Upon the filing of a case by or against Amyris under the Bankruptcy Code, TOTAL is entitled to relief from the automatic stay imposed by Bankruptcy Code Section 362, or otherwise, to allow TOTAL to exercise its rights and remedies under this Sublease, and as otherwise provided by law. Amyris unconditionally and irrevocably waives the benefit of such automatic stay and shall not, in any manner, oppose or otherwise delay any motion filed by TOTAL for relief from the automatic stay.

22.	NOTICES.
22.1    All notices that may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if personally delivered, or if sent by United States registered or certified mail, postage prepaid, return receipt requested, or if sent by a nationally recognized overnight commercial courier service providing receipted delivery, in any such case (a) if to TOTAL, addressed to TOTAL at the address specified in Section 1.10 or at such other place as TOTAL may from time to time designate by notice in writing to Amyris or (b) if to Amyris, addressed to Amyris at the address specified in Section 1.11 or at such other place as Amyris may from time to time designate by notice in writing to TOTAL. Notices may also be given by email (and shall be deemed received if made by 5:00 p.m. Pacific time on the business day transmitted, and if after such time, then on the next business day), provided they are also given by one of the other methods permitted above. Each party agrees promptly to deliver to the other party a copy of any notice, demand, request, consent or approval received from Master Landlord.

23.	MISCELLANEOUS.
23.1    Each party warrants to the other that it has had no dealings with any broker or agent in connection with this Sublease. Each party covenants to protect, defend, indemnify and hold harmless the other party from and against any and all costs (including reasonable attorneys’ fees), expense or liability for any compensation, commission and charges claimed by any broker or other agent with respect to this Sublease or the negotiation thereof on behalf of the indemnifying party.
23.2    In the event that any action or proceeding is brought by either party to enforce the terms of this Sublease, the prevailing party shall be entitled to reasonable attorneys' fees and costs.
23.3    This Sublease, including Exhibits A, B, C, D, E and F hereto, is the entire agreement between the parties regarding its subject matter and supersedes any prior oral or written agreements among them regarding the subject matter contained herein.
23.4    No waiver of any provision of this Sublease or consent to any action shall constitute a waiver of any other provision of this Sublease or consent to any other action. No waiver or consent shall constitute a continuing waiver or consent, or commit a party to provide a future waiver, unless such provision is expressly set forth in writing. Any waiver given by a party shall be void if the party requesting such waiver has not provided a full and complete disclosure of all material facts relevant to the waiver requested.
23.5    The terms of this Sublease have been negotiated by the parties hereto and the language used in this Sublease shall be deemed to be the language chosen by the parties hereto to express their mutual intent. The parties acknowledge and agree that each party and its counsel have reviewed and revised this Sublease and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Sublease.

24

23.6    This Sublease is subject to amendment only by a writing that makes reference to this Sublease and is signed by all parties hereto.
23.7    This Sublease may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.
23.8    In case of any default by Amyris of its obligations to TOTAL under this Sublease, TOTAL shall have no right or recourse to property or assets of any officer, member, director, employee, shareholder, or agent of Amyris to recover such loss or damage. In no event shall Amyris be liable under any legal or equitable theory of liability for any indirect, special, incidental, consequential or punitive damages, however caused and on any theory of liability, arising out of this Sublease or any other subject matter of this Sublease. In case of any default by TOTAL of its obligations under this Sublease, Amyris shall have no right or recourse to property or assets of any officer, member, director, employee, shareholder, or agent of TOTAL to recover such loss or damage. In no event shall TOTAL be liable under any legal or equitable theory of liability for any indirect, special, incidental, consequential or punitive damages, however caused and on any theory of liability, arising out of this Sublease or any other subject matter of this Sublease. Without limiting the foregoing, Amyris and TOTAL agree that, in no event, shall either party have liability to the other for any matter arising out of this Sublease, whether in the context of litigation or otherwise, in excess of one million dollars ($1,000,000) in the aggregate, other than for matters caused by the gross negligence or willful misconduct of such party.
23.9    All provisions of this Sublease that require the payment of money, performance of obligations or the delivery of property after the termination of this Sublease, or require any party to indemnify, defend or hold the other party harmless, shall survive the expiration or earlier termination of this Sublease.
23.10        Neither Amyris nor TOTAL shall record this Sublease nor any memorandum hereof without the written consent of the other and any attempt by TOTAL to do the same shall constitute an immediate and uncurable Default by TOTAL under this Sublease. All provisions of the Master Lease which require Amyris, as tenant, to submit, exhibit to, supply or provide Master Landlord with evidence, certificates, or any other matter or thing shall be deemed to require TOTAL to submit, exhibit to, supply or provide, the same to both Master Landlord and Amyris.
23.11    This Sublease shall be governed by the laws of the State of California as such laws are applied to contracts entered into and to be performed with such state, without regard to any conflict of laws provisions.
23.12     Dispute Resolution.
23.12.1     Excluding (i) actions by Amyris for unlawful detainer following a Default by TOTAL under Sections 14.1.1, 14.1.2, 14.1.3, 14.1.4 or 14.1.8, and/or actions to recover Rent due under this Sublease, whether following the termination of this Sublease, an action pursuant to Civil Code Section 1951.4 or otherwise, (ii) the rights granted to TOTAL in Section 2.5 above to offset against Base Rent the cost of replacing Furniture and Equipment or of curing defaults of Amyris under any financing arrangement with a Lienholder regarding any of the Utilities Equipment), (iii) the rights granted to TOTAL in Section 15.2 above to offset against Base Rent the value of any damages to TOTAL caused by Amyris’s Default under this Sublease, (iv) the rights granted to TOTAL in Section 18.3 above to offset against Base Rent the costs incurred by TOTAL of curing a Default (as defined in the Master Lease) by Amyris under the Master Lease, (v) the rights granted to TOTAL in Sections 4.2 and 7.1 above to daily Base Rent abatement in the event of delay in the Delivery Date, and (vi) the rights of TOTAL to receive its proportionate share of, or the benefit of, any abatement pursuant to Section 4.5 above, if there is a

24

dispute between the Amyris and TOTAL arising out of this Sublease, the Joint Oversight Team shall, upon written request by either party, review and attempt to informally resolve, as provided in Section 7(a) of the Services Agreement. If the Joint Oversight Team does not resolve such dispute to the satisfaction of both parties within five (5) business days from the date of the initial notice of a dispute to the Joint Oversight Team, the parties shall each escalate such dispute to their respective officers, who shall meet (by phone or in person within ten (10) business days from the date of the initial notice to the Joint Oversight Team and endeavor to resolve such dispute. If such Officers are unable to resolve such dispute within thirty (30) business days from the date of the initial notice to the Joint Oversight Team, the parties shall submit the problem or dispute to arbitration in accordance with Sections 7(b) and 7(c) of the Services Agreement (for purposes of Section 7(b) of the Services Agreement, the last day of such thirty (30) business day period shall be the “Arbitration Date”). If any right of TOTAL to offset or abate Base Rent under this Sublease is required to be submitted to the process described in this Section 23.12.1 and the right of TOTAL to so offset or abate Base Rent is ultimately submitted to arbitration pursuant to this Section 23.12.1, then TOTAL’s obligation to pay Base Rent shall be suspended during the period of the arbitration and, if (but only if) it is determined that TOTAL was not entitled to abate or offset against its obligation to pay Base Rent, TOTAL shall promptly pay to Amyris an amount equal to the suspended Base Rent. If it is determined that TOTAL was entitled to abate or offset against its obligation to pay Base Rent, TOTAL shall have no obligation to pay to Amyris any portion of the suspended Base Rent.
23.12.2    Any dispute referred to arbitration as provided above, shall be referred to and be finally settled in accordance with the Arbitration Rules and Procedures of JAMS then in effect, (the “Rules”), without recourse to the ordinary courts of law, by three arbitrators with substantial experience in resolving complex commercial contract disputes. Each of the parties shall nominate an arbitrator, and the two so nominated shall, once their appointment is confirmed by JAMS, nominate the third arbitrator, who shall act as Chairperson of the arbitral tribunal. If, however, the two arbitrators nominated by TOTAL and Amyris cannot agree upon a third arbitrator within thirty (30) days of their confirmation, the third arbitrator shall be chosen by JAMS in accordance with the Rules. The seat or legal place of arbitration shall be New York City (United States). The language shall to be used in the arbitral proceedings shall be English. Notwithstanding anything to the contrary, either party may seek injunctive or other forms of equitable relief at any time from any court of competent jurisdiction.
23.13    Pursuant to California Civil Code Section 1938, Amyris hereby notifies TOTAL that as of the Effective Date, Amyris has not obtained an inspection of the Sublease Premises by a "Certified Access Specialist" to determine whether the Sublease Premises meet all applicable construction-related accessibility standards under California Civil Code Section 55.53.

[SIGNATURES ON FOLLOWING PAGE]

24

IN WITNESS WHEREOF, Amyris and TOTAL have executed this Sublease, as of the Effective Date.

AMYRIS:		TOTAL:

AMYRIS, INC., a Delaware corporation		TOTAL NEW ENGERGIES USA, INC., a Delaware corporation

By:	/s/ John Melo	By:

Name:	John Melo	Name:

Its:	C.E.O.	Its:

24

IN WITNESS WHEREOF, Amyris and TOTAL have executed this Sublease, as of the Effective Date.

AMYRIS:	TOTAL:

AMYRIS, INC., a Delaware corporation	TOTAL NEW ENGERGIES USA, INC., a Delaware corporation

By:	By:	/s/ Denis Giorno

Name:	Name:	Denis Giorno

Its:	Its:	President & CEO

EXHIBIT A

DEPICTION OF SUBLEASE PREMISES

TOTAL DEDICATED AREA
AMYRIS DEDICATED AREA
OPTIONAL ADDITIONAL COLD ROOM
TOTAL AREA 3671 SF
FA4 982 SF
FA5 1126 SF
FA1 312 SF
DESK 215 SF
PROC UNIT
1000L BUFFER
CHILLER
CONTROL +MS
SUGAR
1000L FERM
OVEN
WALK-IN HOOD
COLD ROOM 2 (312 SF)
COLD ROOM 1 (312 SF)
LOADING DOCK
OPEN OFFICE
HIGH POLE STORAGE RACKS

24

EXHIBIT B

LIST OF HAZARDOUS MATERIALS

Material	Health	Fire	Reactivity
[*]	X
[*]	X
[*]	X		X
[*]	X
[*]	X
[*]	X	X
[*]	X	X
[*]	X		X
[*]	X
[*]	X
[*]	X
[*]	X	X
[*]	X
[*]	X
[*]	X	X
[*]	X	X
[*]	X	X
[*]	X	X	X
[*]	X	X
[*]	X	X
[*]	X	X
[*]	X	X
[*]	X	X
[*]	X	X
[*]	X
[*]	X
[*]	X	X
[*]	X

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B-1

EXHIBIT C
LIST OF MATERIAL FURNITURE AND EQUIPMENT

-	Ferrmentation:
[*]

-	Centrifugation:
[*]

-	General:
[*]

-	Analytical:
[*]

-	Utilities :
[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

PERMITS, APPROVALS AND AUTHORIZATIONS

SEE FOLLOWING PAGES

D-1

B9112

BAY AREA AIR QUALITY
MANAGEMENT DISTRICT
939 ELLIS STREET
SAN FRANCISCO, CALIFORNIA 94109
(415) 771-6000

PERMIT TO OPERATE

Plant# 19112 Page: 1 Expires: OCT 1, 2015

This document does not permit the holder to violate any District regulation or other law.

Wendy Goldsby
Amyris
5850 Hollis Street
Emeryville, CA 94608

Location: 5850 Hollis Street
Emeryville, CA 94608

S#	DESCRIPTION	[Schedule]	PAID
1	Standby Diesel engine, 250 hp, EPA# 8CEXL0409AAB, Cummins Emergency Standby Diesel Generator Emissions at: P1 Stack	[B, 730 days]	410

1 Permit Source, 0 Exempt Sources

*** See attached Permit Conditions ***

The operating parameters described above are based on information supplied by permit holder and may differ from the limits set forth in the attached conditions of the Permit to Operate. The limits of operation in the permit conditions are not to be exceeded. Exceeding these limits is considered a violation of District regulations subject to enforcement action.

B9112

BAY AREA AIR QUALITY
MANAGEMENT DISTRICT
[illegible]

PERMIT TO OPERATE

Plant# 19112 Page 2 Expires: OCT 1, 2015

This document does not permit the holder to violate any District regulation or other law.

*** PERMIT CONDITIONS ***

==

COND# 22050 *applies to S# 1*

1. The owner/operator shall not exceed 50 hours per year per engine for reliability-related testing.
   [Basis: Title 17, California Code of Regulations, section 93115, ATCM for Stationary CI Engines]

2. The owner/operator shall operate each emergency standby engine only for the following purposes: to mitigate emergency conditions, for emission testing to demonstrate compliance with a District, State or Federal emission limit, or for reliability-related activities (maintenance and other testing, but excluding emission testing). Operating while mitigating emergency conditions or while emission testing to show compliance with District, State or Federal emission limits is not limited.
   [Basis: Title 17, California Code of Regulations, section 93115, ATCM for Stationary CI Engines]

3. The owner/operator shall operate each emergency standby engine only when a non-resettable totalizing meter (with a minimum display capability of 9,999 hours) that measures the hours of operation for the engine is installed, operated and properly maintained.
   [Basis: Title 17, California Code of Regulations, section 93115, ATCM for Stationary CI Engines]

4. Records: The owner/operator shall maintain the following monthly records in a District-approved log for at least 36 months from the date of entry (60 months if the facility has been issued a Title V Major Facility Review Permit or a Synthetic Minor Operating Permit). Log entries shall be retained on-site, either at a central location or at the engine's location, and made immediately available to the District staff upon request.
   a. Hours of operation for reliability-related

B9112

BAY AREA AIR QUALITY
MANAGEMENT DISTRICT
939 ELLIS STREET
SAN FRANCISCO, CALIFORNIA 94109
(415) 771-6000

PERMIT TO OPERATE

Plant# 19112 Page: 3 Expires: OCT 1, 2015

This document does not permit the holder to violate any District regulation or other law.

*** PERMIT CONDITIONS ***

activities (maintenance and testing).
b. Hours of operation for emission testing to show compliance with emission limits.
c. Hours of operation (emergency).
d. For each emergency, the nature of the emergency condition.
e. Fuel usage for each engine(s).
[Basis: Title 17, California Code of Regulations, section 93115, ATCM for Stationary CI Engines]

5. At School and Near-School Operation:
If the emergency standby engine is located on school grounds or within 500 feet of any school grounds, the following requirements shall apply:

The owner/operator shall not operate each stationary emergency standby diesel-fueled engine for non-emergency use, including maintenance and testing, during the following periods:
a. Whenever there is a school sponsored activity (if the engine is located on school grounds)
b. Between 7:30 a.m. and 3:30 p.m. on days when school is in session.

"School" or "School Grounds" means any public or private school used for the purposes of the education of more than 12 children in kindergarten or any of grades 1 to 12, inclusive, but does not include any private school in which education is primarily conducted in a private home(s). "School" or "School Grounds" includes any building or structure, athletic field, or other areas of school property but does not include unimproved school property.
[Basis: Title 17, California Code of Regulations, section 93115, ATCM for Stationary CI Engines]

~~~~~~~~~~~~~~~~~~~~~~~~~ END OF CONDITIONS ~~~~~~~~~~~~~~~~~~~~~~~~~
~~~~~~~~~~~~~~~~~~~~~~~~~

WASTEWATER DISCHARGE PERMIT
Terms and Conditions
PROCESS DESCRIPTION

APPLICANT BUSINESS NAME Amyris

The information on this form provides a description of wastewater generating processes, characteristics of the wastewater, and waste management activities. Instructions are on the back of this form.	Permit Number

BUSINESS ACTIVITY	Standard Industrial Classification	Business Classification Code
Commercial Physical & Biological Research	8731	95

PROCESSES

Process Description	Wastewater Characteristics	Schematic Process Number
Fermentation broth	Non hazardous/killed microbial cells/m[illegible]	1
Rinse water containing Fermentation Broth	Non hazardous/killed microbial cells	3
media preparation	non-hazardous buffers and water	2
Process analysis	non-hazardous buffers and water	4

POLLUTION PREVENTION TECHNIQUES / BEST MANAGEMENT PRACTICES (BMPs)

Amyris shall install a waste treatment system before discharge to the municipal waste water discharge system. The waste treatment system shall be an acid waste treatment neutralization system (AWN) with an in-situ "biokill system" using heat up to 176°F and then cooling prior to discharging the wastewater to the neutralization system. The AWN subsequently neutralizes the wastewater to a pH of 6 to 9 prior to discharging to the sanitary sewer- see attached description of the process and waste treatment .

PRETREATMENT

Pretreatment System	Design Capacity	Loading Rate	Size	Side Sewer Number
☐ filtration				
☐ grease trap/oil and water separator				
☐ granular activated carbon				
☐ sedimentation				
☒ pH adjustment	400 GPH	300 GPH	880 gallons	Sanitary Sewer
☐ chlorination				
☐ chemical precipitation				
☒ other (describe) Biokill	400 GPH	300 GPH	880 gallons	Sanitary Sewer
☐ none				

PROCESS GENERATED WASTE

Waste / Disposal Method	Annual Waste Generation Quantity	Unit
Mixes Organic Solvent Waste / Manifested Hazardous Waste Disbosal	220	Gallons

4/10/03

Process Waste
Sanitary Waste
Loading Dock
Vendor Boundary
CRS Engineers
Block Flow Diagram
Pilot Plant Waste Systems
Amyris Biotechnologies

Alameda County Department of Environmental Health

1131 Harbor Bay Parkway - Alameda, CA 94502 - (510) 567-6700

PERMIT TO OPERATE

Mail To
AMYRIS INC.
Attn: ATTN: ACCOUNTS PAYABLE
5885 HOLLIS ST
SUITE 100
EMERYVILLE, CA 94608

Facility Name
AMYRIS INC.
1355 59TH ST
EMERYVILLE, CA 94608

Permit Expires: 10/31/2014

Facility Owner Name AMYRIS BIOTECHNOGIES, INC.

Facility ID FA0310276
Census Tract No C/T
Date Printed 10/10/2013

Valid Dates **11/1/2013 - 10/31/2014**

Program Description		Permit Number
4405	HW GENERATOR 10-19 EMPLOYEES	PT0309562
4352	HMBP 11-20 TYPES HM, CATEGORY 3	PT0309563

IF THIS FACILITY IS CLOSING OR RELOCATING, PLEASE SEND A COPY OF OR FAX THIS PERMIT WITH THE NOTATION "CLOSING ON (Fill in Date: ___/___/___)" TO ACDEH CUPA AT (510) 337-9335 30 DAYS PRIOR TO CEASING ANY REGULATED ACTIVITIES.

By Authority of:

Ariu Levi, Director of Alameda County Department of Environmental Health

Permit to Operate is NOT TRANSFERABLE, NOT REFUNDABLE
Permit may be revoked or suspended for:
-Non payments of fees
-Violations of the California Health and Safety Codes
-Imminent health hazards

THIS PERMIT MUST BE DISPLAYED CONSPICUOUSLY AT THE PERMITTED FACILITY
View Restaurant Inspection results at http://ehgis.acgov.org

THIS PERMIT IS THE PROPERTY OF THE ALAMEDA COUNTY DEPARTMENT OF ENVIRONMENTAL HEALTH AND SHALL NOT BE COPIED OR ALTERED IN ANY WAY

Page 1 of 1

EBMUD

WASTEWATER DISCHARGE PERMIT

Terms and Conditions

APPLICANT INFORMATION

APPLICANT BUSINESS NAME	PERMIT NUMBER
Amyris	

ADDRESS OF SITE DISCHARGING WASTEWATER

1355 59th Street	Emeryville	94608
STREET ADDRESS	CITY	ZIP CODE

PERSON TO BE CONTACTED REGARDING THIS APPLICATION

Wendy Goldsby	goldsby@amyris.com	510-450-0761	510-225-2645
NAME	ELECTRONIC MAIL ADDRESS	TELEPHONE NUMBER	FACSIMILE NUMBER

PERSON(S) TO RECEIVE PERMIT AND CORRESPONDENCE IF DIFFERENT THAN PERSON SIGNING APPLICATION

Rick Campbell, Facilities Dir.	5885 Hollis Street, Ste. 100, Emeryville, CA 94608
NAME	MAILING ADDRESS
David Harano, Pilot Plant Mgr	1355 59th Street, Emeryville, CA 94608
NAME	MAILING ADDRESS

PERSON TO BE CONTACTED IN THE EVENT OF AN EMERGENCY

Rick Campell	510-450-0761	510-206-4525
NAME	DAYTIME TELEPHONE NUMBER	NIGHTTIME TELEPHONE NUMBER

AUTHORIZATION

Jeff Lievense *is authorized to sign reports, documents, and other correspondence required by this Permit.*

NAME & TITLE

CERTIFICATION

I understand that I am legally responsible for discharge of wastewater from the facility and for complying with the Terms and Conditions of this Wastewater Discharge Permit.

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure that qualified personnel properly gather and evaluate the information submitted. Based on my inquiry of the person or persons who manage the system, or those persons directly responsible for gathering information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware that there are significant penalties for submitting false information, including the possibility of fine and imprisonment for knowing violations.

Jeff Lievense	SVP of Product Development and Manufac
NAME	TITLE
[signature]	10/16/08
SIGNATURE (TO BE SIGNED BY CHIEF EXECUTIVE OFFICER OR DULY AUTHORIZED REPRESENTATIVE. SEE CERTIFICATION REQUIREMENTS ON REVERSE)	DATE
5885 Hollis Street, Emeryville, CA 94608	510-450-0761
MAILING ADDRESS	PHONE NUMBER

6/9/03

APPLICANT BUSINESS NAME Amyris

WASTEWATER DISCHARGE PERMIT

Terms and Conditions

WATER BALANCE/STRENGTH SUMMARY

The information on this form describes the volume, source, and strength of wastewater discharged to the community sewer. Instructions are on the back of this form.	Permit Number

WATER USE AND WASTEWATER DISCHARGE BALANCE

Units expressed in: gallons per calendar day or ☒ gallons per working day (Number of working days per year 260)

Water Use	Source			Wastewater Discharge to each Side Sewer					Water Diverted	Code[2]
	EBMUD	Other	Code[1]	No. 1	No.	No.	No.	No.		
Sanitary	300			300						
Processes	200			200						
Product										
Boiler	2000								2000	B
Cooling										
Washing	1000			1000						
Irrigation	10								10	C
Sub-total										
Total	All Sources	3510		All Side Sewers 1500		All Side Sewers + Water Diverted			3510	
Maximum Daily Discharge (gallons)				1500						

METERED WATER

Water Meter Number	Code[3]	Percent Discharge to each Side Sewer					Total % Discharge
	E	42					42

[1]Other / Code: Compute the average gallon per day water use from non-EBMUD sources and enter the value in the Other "Sub-total" box. Do not include sources that discharge only to the stormdrain. Allocate the subtotal value to each type of water use. Enter the code(s) that identifies the source water:

A= Well Water / Groundwater B= Stormwater C= Reclaimed Water D= Other (describe)

[2]Water Diverted/Code: Enter the diverted volume for each type of water use. Enter the code(s) that identifies the diversion:

A= Product B= Evaporation C= Irrigation D= Creek/Bay E= Rail, Truck, Vessel F= Other (describe)

[3]Metered Water Code(s): E= EBMUD Meter P= Private Meter

6/9/03

1 of 2

AMYRIS BIOTECHNOLOGIES
May 28, 2008

WASTEWATER DISCHARGE PERMIT
FACILITY LAYOUT

59TH STREET
SIDE SEWER
SAMPLING LOCATION
DRIVEWAY
DRIVEWAY
PROP. LINE
PROP. LINE
OFFICE AREA
RESTROOMS
WASH AREA
PROCESS WASTE TREATMENT SYSTEM
SAMPLING LOCATION
ADJACENT TENANT SPACE
TO SANITARY SEWER
2
MEDIA PREP LAB
1
CONCRETE SUMP
FERMENTATION / RECOVERY
3
WASH ROOM
SS
4
OTHER LABS
ADJACENT TENANT SPACE
SS
SS
LIQUID STORAGE AREA
SS
CHILL WATER CONDENSER
SS
LEGEND
SANITARY SEWER
SIDE SEWER
WASTEWATER LINE
CHILL WATER CONDENSER
SAMPLING LOCATION
CONCRETE SUMP
PROCESS WASTE TREATMENT SYSTEM
FLOOR DRAIN
PROCESS

APPLICANT BUSINESS NAME Amyris

WASTEWATER DISCHARGE PERMIT

Terms and Conditions

WATER BALANCE/STRENGTH SUMMARY

WASTEWATER STRENGTH ESTIMATES		Wastewater Discharge to each Side Sewer No. 1	No.	No.	No.	No.
Total Suspended Solids mg/L (TSS)	Average	58000mg/l				
	Maximum	63800mg/l				
Filtered Chemical Oxygen Demand mg/L (CODF)	Average	44000mg/l				
	Maximum	48400mg/l				

DISCHARGE FREQUENCY

Days of Week	7				
Time of Day (Start & Stop Time)	24 Hr/Day				
Volume, if Batch Discharge	N/A				

SIDE SEWER LOCATION

No.

1355 59th Street, Emeryville, CA

No.

No.

No.

No.

STORMWATER AREA

Total square-foot area exposed to stormwater that drains to the sanitary sewer: 0 sq. ft.

6/9/03

2 of 2

Amyris' EmeryStation Pilot Plant Process and Wastewater: Additional Information for EBMUD wastewater discharge pemit
Wendy Goldsby
October 15, 2008

Operations at the Amyris pilot plant consist of small scale production of terpenoid-type molecules for the development of alternative fuels. These Amyris products are produced by fermentation using non-hazardous strains of modified yeast. The pilot plant contains two 300 L (80 gallon) fermentors and two 20 L fermentors (5 gallon). The steps in a typical fermentation include:

- media preparation (Process #2),
- actual fermentation and downstream processing (process #1),
- fermentor and glassware clean-up (process # 3)
- and further chemical product transformation reactions and analysis (process # 4).

By our current procedures, the fermentation process (#1) takes approximately 4-6 days to complete and the plan is to run fermentations in the 300 L fermentors 2-4 times a week. The wastewaters from each process (1-4) is combined in a holding or equalization tank and then pumped to a smaller pre-treatment tank for pH adjustment prior to combining with the sanitary sewer waste and exiting the plant. Additional details on the pretreatment and components of the process wastewater are provided in this document.

Characterization of Process Wastewater

1. **Fermentation (process #2):**

The components of the broths are summarized in Table 1 and include:

- nutrients that are added in order to grow the microbes, including simple sugars, amino acids, minerals and vitamins;
- microbial cells which grow in the presence of the nutrients; these are genetically modified variants of non-hazardous strains that are designed to produce Amyris' molecules;
- common byproducts of microbe metabolism;
- Amyris' molecules.

Table 1: Typical Components of Amyris' Culture Broths

Nutrients	
Sugars	Glucose, Fructose, Galactose, Sucrose, Lactose
Mineral salts	Potassium phosphates
	Ammonium, sodium and potassium sulfates
Trace Minerals	Iron, zinc, manganese, copper, and molybdenum sulfates
	Calcium and cobalt chlorides
Vitamins	Biotin, nicotinic acid, myo-inositol, thiamine, pyridoxine, PABA
Chelator	EDTA
Microbial Cells	Variants of non-hazardous yeast or bacteria
Byproducts	
Organic acids	Citric, pyruvic, lactic, acetic acids
Alcohols	Ethanol, glycerol
Amyris' Molecules [1,2]	
Terpenoids	Various naturally occurring hydrocarbon-like molecules which are products of the isoprenoid pathway

The following are indicative concentrations of these components in the culture broth which can vary according to the experimental conditions.

- Sugars: zero to 50 grams per liter (typical 10 – 20)
- Amino acids: less than 1 gram per liter
- Mineral salts: 5 – 20 grams per liter
- Trace minerals: 1 – 100 milligrams per liter (note:- copper level is 1 ppm)
- Vitamins: zero to 2 milligrams per liter (except myo-inositol, 30 milligrams per liter)
- Chelator: about 100 milligrams per liter
- Microbial cells: 10 – 100 grams dry weight per liter (typical 10 – 25)
- Organic acids: 0.1 – 5 grams per liter (typically 0.1 – 1)
- Alcohols: 1 – 20 grams per liter (typically 1 – 10)
- Mevalonic acid: 0 to 200 milligrams per liter
- Terpenoids: 1 – 100 grams per liter (100 grams per liter is an approximate target)
- pH of the fermentation process: ~5

In February 2008, Amyris sent a sample of a typical fermentation broth taken from a small fermentor in the R&D labs for analysis. This sample had been stripped of the product molecule and had been adjusted to pH 7 prior to analysis. The pH of the fermentation broth is buffered to run at approximately 5.This sample, which still included cells, represents the waste from the fermentors only (process 1). The values of TSS, CODF and trace metals for this sample of fermentation broth are provided in the attached report from Accutest (Sample ID 207257). Actual values for the final wastewater are likely to be 3-4 fold lower given that the sample analyzed represented only a fraction of the total process wastewater stream and wastewater from processes 2-4 will be collected with the waste from the fermentation tanks.

Typical volumes of wastewater from fermentation reactions (process 1) range from 45 - 180 gallons per week (waste generated from running the tanks 2-4 times a week). In an absolute and unlikely worst case, with all tanks running every day, the overall contribution to the wastewater from the fermentation process will equate to 200 gallons per day.

Amyris does not allow any hazardous materials to be discarded via the drain system. All hazardous chemical waste is collected by certified waste haulers and transported offsite for incineration.

2. **All other process wastewaters (processes 2-4):**

Process 2: media preparation

Process wastewater components from media preparation consist of water from sinks used to prepare the media for the fermentations. Estimated wastewater contribution: 40 gallons/day (est 2 gallons/use of sink with a minimum 10 uses/day with two sinks in operation).

Process 3: Fermentor and glassware cleaning

The worst case scenario for manual cleaning of the 300L bioreactor consists of filling the entire vessel multiple times and using the following sequence and materials:

1. Pre Rinse through sprayball and then caustic soak (using CIP 100 or 200) - 300L
2. Water Rinse through sprayball and then complete fill - 300L
3. Acid soak - 300L
4. Water Rinse through sprayball and then complete fill - 300L
5. Final Water Rinse through sprayball - 150L

Total: 1350L (~360 gallons for one tank)

Process wastewater contribution from the daily manual cleaning of all tanks: approx 800 gallons/day

Additional glassware cleaning: 100 gallons/day from continuous use of sinks and dishwasher.

Process 4: further product transformations and analysis
Process wastewater components from this part of the process consist of water from sinks used to prepare the mobile phases for analytical runs. Estimated wastewater contribution: 80 gallons/day (estimated 2 gallons/use of sink with a minimum 10 uses/day and four sinks in operation).

Table 2: Summary of process water streams:
Wastewater estimates:

Process	Description	worst case volumes	explanation
1	fermentation	200 gallon/day	all tanks in operation (2x 80 gallon + 2x 5 gallon)
3	rinsate	800 gallon/day	manual washing of all tanks every day
2	media prep	40 gallon/day	two sinks
3	wash room	100 gallon/day	sink and dishwasher continuous use
4	remaining labs	80 gallon /day	four sinks
	sanitary water	300 gallon/day	15 people using 20 gallon/day

Process Wastewater Transport

Process water from all sink, floor, and process waste drains in the Pilot Plant facility representing all four processes are collected by a 56 gallon collecting tank located in the main processing room (shown as the concrete pump on plant map or as the lift station on the process flow scheme). If the process wastewater contains organisms used in the fermentation process, it is heated in a processing vessel to 65°C and held for 30 minutes in order to ensure complete biological inactivation. Only after this process is completed will the contents be sent to the collection tank.

The contents of the collection tank are pumped through 1.5" process pipe from the processing room to the pH neutralization unit located in the loading dock area. The 1.5" transfer piping and all subsequent downstream waste treatment vessels are all double-contained.

When the process water arrives at the pH neutralization unit at the loading dock location, it is contained initially in a 1000 gallon Equalization or Holding Tank. If the process water level in the Equalization tank is below 400 gallons, it will be kept idle in the tank. If the process water level in the Equalization tank increases above 400 gallons, it will be recirculated by a pump. The recirculation serves as a pre-treatment conditioning step to ensure that the process water is homogenous and well mixed prior to being sent to the Treatment Tank in discrete 300 gallon amounts.

Process Wastewater Neutralization

The contents of the Treatment Tank are recirculated by a pump while temperature and pH are continuously measured with calibrated probes. Acid (phosphoric acid) or Base (25% sodium hydroxide) is injected into the recirculating process water to adjust the pH to a setpoint of pH = 7 (acceptable limits 6 < solution pH < 9). Once pH 7 has been achieved, the water continues to recirculate at this condition for 5 minutes to ensure stability of the solution.

After 5 minutes, a diverter valve is opened and the process water is directed to another pH meter and flow meter before being sent to the city drain along with the sanitary sewer water at an approximate rate not to exceed 40 gallons/min. The values from pH meter and flow meter are continuously recorded on a chart recording system. The temperature and pH meter probes are calibrated monthly.

Plant Steam

The pilot plant contains five boilers: Four boilers for plant steam and one for clean steam. The operation and maintenance of these boilers has not been fully established. Current plans are to treat the water with oxygen scavengers and monitor the pH to ensure pH between 6 and 9. The boilers will only be opened once every other day for less than a minute to send approximately 1 gallon water from ea boiler into the sanitary sewer.

EBMUD

WASTEWATER DISCHARGE PERMIT

Terms and Conditions

APPLICANT INFORMATION

APPLICANT BUSINESS NAME	PERMIT NUMBER
Amyris	

ADDRESS OF SITE DISCHARGING WASTEWATER

1355 59th Street	Emeryville	94608
STREET ADDRESS	CITY	ZIP CODE

PERSON TO BE CONTACTED REGARDING THIS APPLICATION

Jeff Tarler	jefft@intongr.com	(408) 261-3500	(408) 261-4176
NAME	ELECTRONIC MAIL ADDRESS	TELEPHONE NUMBER	FACSIMILE NUMBER

PERSON(S) TO RECEIVE PERMIT AND CORRESPONDENCE IF DIFFERENT THAN PERSON SIGNING APPLICATION

Rick Campbell, Facilities Dir.	5980 Horton Street, Ste. 350, Emeryville, CA 94608
NAME	MAILING ADDRESS
David Harano, Pilot Plant Mgr	5980 Horton Street, Ste. 350, Emeryville, CA 94608
NAME	MAILING ADDRESS

PERSON TO BE CONTACTED IN THE EVENT OF AN EMERGENCY

Rick Campell	510-450-0761	530-308-5087
NAME	DAYTIME TELEPHONE NUMBER	NIGHTTIME TELEPHONE NUMBER

AUTHORIZATION

Jeff Livense *is authorized to sign reports, documents, and other correspondence required by this Permit.*

NAME & TITLE

CERTIFICATION

I understand that I am legally responsible for discharge of wastewater from the facility and for complying with the Terms and Conditions of this Wastewater Discharge Permit.

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure that qualified personnel properly gather and evaluate the information submitted. Based on my inquiry of the person or persons who manage the system, or those persons directly responsible for gathering information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware that there are significant penalties for submitting false information, including the possibility of fine and imprisonment for knowing violations.

Jeff Livense	Director of Manufacturing
NAME	TITLE
SIGNATURE	DATE

(TO BE SIGNED BY CHIEF EXECUTIVE OFFICER OR DULY AUTHORIZED REPRESENTATIVE. SEE CERTIFICATION REQUIREMENTS ON REVERSE)

5980 Horton Street, Ste. 350, Emeryville, CA 94608	510-450-0761
MAILING ADDRESS	PHONE NUMBER

6/9/03

APPLICANT BUSINESS NAME Amyris

WASTEWATER DISCHARGE PERMIT

Terms and Conditions

WATER BALANCE/STRENGTH SUMMARY

WASTEWATER STRENGTH ESTIMATES		Wastewater Discharge to each Side Sewer No. 1	No.	No.	No.	No.
Total Suspended Solids mg/L (TSS)	Average	58000mg/l				
	Maximum	63800mg/l				
Filtered Chemical Oxygen Demand mg/L (CODF)	Average	44000mg/l				
	Maximum	48400mg/l				

DISCHARGE FREQUENCY

Days of Week	7				
Time of Day (Start & Stop Time)	24 Hr/Day				
Volume, if Batch Discharge	N/A				

SIDE SEWER LOCATION

No.

1355 59th Street, Emeryville, CA

No.

No.

No.

No.

STORMWATER AREA

Total square-foot area exposed to stormwater that drains to the sanitary sewer: 0 sq. ft.

6/9/03

2 of 2

WASTEWATER DISCHARGE PERMIT
Terms and Conditions
PROCESS DESCRIPTION

APPLICANT BUSINESS NAME Amyris

The information on this form provides a description of wastewater generating processes, characteristics of the wastewater, and waste management activities. Instructions are on the back of this form.	Permit Number

BUSINESS ACTIVITY	Standard Industrial Classification	Business Classification Code
Commercial Physical & Biological Research	8731	95

PROCESSES

Process Description	Wastewater Characteristics	Schematic Process Number
Fermentation broth	Non hazardous/killed microbial cells	1
Rinse water containing Fermentation Broth	Non hazardous/killed microbial cells	3

POLLUTION PREVENTION TECHNIQUES / BEST MANAGEMENT PRACTICES (BMPs)

Amyris shall install a waste treatment system before discharge to the municipal waste water discharge system. The waste treatment system shall be an acid waste treatment neutralization system (AWN) with an in-situ "biokill system" using heat up to 176°F and then cooling prior to discharging the wastewater to the neutralization system. The AWN subsequently neutralizes the wastewater to a pH of 6 to 9 prior to discharging to the sanitary sewer.

PRETREATMENT

Pretreatment System	Design Capacity	Loading Rate	Size	Side Sewer Number
☐ filtration				
☐ grease trap/oil and water separator				
☐ granular activated carbon				
☐ sedimentation				
☒ pH adjustment	400 GPH	300 GPH	880 gallons	Sanitary Sewer
☐ chlorination				
☐ chemical precipitation				
☒ other (describe) Biokill	400 GPH	300 GPH	880 gallons	Sanitary Sewer
☐ none				

PROCESS GENERATED WASTE

Waste / Disposal Method	Annual Waste Generation Quantity	Unit
Mixes Organic Solvent Waste / Manifested Hazardous Waste Disposal	220	Gallons

4/10/03

Process Waste
Media Prep Lab
Sanitary Waste
Loading Dock
Vendor Boundary
Process Waste Equalization Tank
Process Waste Treatment System
CRB Engineers
Block Flow Diagram
Pilot Plant Waste Systems
Amyris Biotechnologies

AMYRIS BIOTECHNOLOGIES
May 28, 2008

WASTEWATER DISCHARGE PERMIT
FACILITY LAYOUT

59TH STREET
SIDE SEWER
SAMPLING LOCATION
DRIVEWAY
DRIVEWAY
PROP. LINE
PROP. LINE
OFFICE AREA
RESTROOMS
WASH AREA
PROCESS WASTE
TREATMENT SYSTEM
SAMPLING LOCATION
ADJAICENT TENANT SPACE
2
MEDIA PREP LAB
TO SANITARY SEWER
1
CONCRETE SUMP
FERMENTATION / RECOVERY
3
WASH ROOM
4
OTHER LABS
ADJAICENT TENANT SPACE
LIQUID STORAGE AREA
CHILL WATER CONDENSER
LEGEND
SANITARY SEWER
SIDE SEWER
WASTEWATER LINE
CHILL WATER CONDENSER
SAMPLING LOCATION
CONCRETE SUMP
PROCESS WASTE TREATMENT SYSTEM
FLOOR DRAIN
PROCESS

APPLICANT BUSINESS NAME Amyris

WASTEWATER DISCHARGE PERMIT

Terms and Conditions

WATER BALANCE/STRENGTH SUMMARY

The information on this form describes the volume, source, and strength of wastewater discharged to the community sewer. Instructions are on the back of this form.	Permit Number

WATER USE AND WASTEWATER DISCHARGE BALANCE

Units expressed in: ☐ gallons per calendar day or ☒ gallons per working day (Number of working days per year 200)

Water Use	Source			Wastewater Discharge to each Side Sewer					Water Diverted	Code[2]
	EBMUD	Other	Code[1]	No. 1	No.	No.	No.	No.		
Sanitary	300			300						
Processes	200			200						
Product										
Boiler	2000								2000	B
Cooling										
Washing	1000			1000						
Irrigation	10								10	C
Sub-total										

Total — All Sources: 3510 — All Side Sewers: 1500 — All Side Sewers + Water Diverted: 3510

Maximum Daily Discharge (gallons)	1500				

METERED WATER

Water Meter Number	Code[3]	Percent Discharge to each Side Sewer					Total % Discharge
	E	42					42

[1]Other / Code: Compute the average gallon per day water use from non-EBMUD sources and enter the value in the Other "Sub-total" box. Do not include sources that discharge only to the stormdrain. Allocate the subtotal value to each type of water use. Enter the code(s) that identifies the source water:

A= Well Water / Groundwater *B= Stormwater* *C= Reclaimed Water* *D= Other (describe)*

[2]Water Diverted/Code: Enter the diverted volume for each type of water use. Enter the code(s) that identifies the diversion:

A= Product *B= Evaporation* *C= Irrigation* *D= Creek/Bay* *E= Rail, Truck, Vessel* *F= Other (describe)*

[3]Metered Water Code(s): E= EBMUD Meter P= Private Meter

6/9/03

1 of 2

BAY AREA
AIR QUALITY
MANAGEMENT
DISTRICT
SINCE 1955

PERMIT TO OPERATE

PLANT No. 19112

SOURCE No. 1

Amyris

IS HEREBY GRANTED A PERMIT TO OPERATE THE FOLLOWING EQUIPMENT

Emergency Standby Diesel Generator; 2008 Cummins, Model: QSB7-G3NR3, 250 BHP, 1.16 MMBTU/hr, 408 cu in

LOCATED AT: 5850 Hollis Street
Emeryville, CA 94608

Subject to attached condition no: 22850 [1]

JACK P. BROADBENT
EXECUTIVE OFFICER/APCO

Permit Issue Date November 03, 2008
Reported Start Up Date October 13, 2008
Permit Expiration Date October 13, 2009

By [signature]

Right of Entry

The Air Pollution Control Officer of the Bay Area Air Quality Management District, the Chairman of the California Air Resources Board, the Regional Administrator of the Environmental Protection Agency, and/or their designees, upon presentation of credentials, shall be granted the right of entry to any premises on which an air pollution source is located for the purposes of : i) the inspection of the source ii) the sampling of materials used at the source iii) the conduction of an emissions source test iv) the inspection of any records required by District rule or permit condition.

Permit Expiration

In accordance with Regulation 3-408, a Permit to Operate is valid for 12 months from the date of issuance or other time period as approved by the APCO. Use of this Permit to Operate is authorized by the District until the later of: the Permit Expiration Date or the Permit Renewal Date. Permit to operate fees will be prorated as described in Regulation 3-402 when the permit is renewed.

This permit does not authorize violation of the rules and regulations of the BAAQMD or the Health and Safety Code of the State of California. District regulations may be viewed on line at www.baaqmd.gov. This permit is not transferable to another person without approval from the District. It is the responsibility of the permit holder to have knowledge of and be in compliance with all District Rules and regulations

1. Compliance with conditions contained in this permit does not mean that the permit holder is currently in compliance with District Rules and Regulations.

Permit Holder Must Sign Here [signature]

Our Air District is a Certified Green Business
Printed using soy-based inks on 100% post-consumer recycled content paper

939 ELLIS STREET • SAN FRANCISCO CALIFORNIA 94109 • 415.771.6000 • WWW.BAAQMD.GOV

Plant No. 19112, Amyris
Source No.S1, Emergency Standby Diesel Generator; 2008 Cummins,
Application No. 18229
Condition No. 22850

COND# 22850 ---

1. The owner/operator shall not exceed 50 hours per year per engine for reliability-related testing.
[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(2)(A)(3) or (e)(2)(B)(3)]

2. The owner/operator shall operate each emergency standby engine only for the following purposes: to mitigate emergency conditions, for emission testing to demonstrate compliance with a District, State or Federal emission limit, or for reliability-related activities (maintenance and other testing, but excluding emission testing). Operating while mitigating emergency conditions or while emission testing to show compliance with District, State or Federal emission limits is not limited.
[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(2)(A)(3) or (e)(2)(B)(3)]

3. The owner/operator shall operate each emergency standby engine only when a non-resettable totalizing meter (with a minimum display capability of 9,999 hours) that measures the hours of operation for the engine is installed, operated and properly maintained.
[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection(e)(4)(G)(1)]

4. Records: The owner/operator shall maintain the following monthly records in a District-approved log for at least 36 months from the date of entry (60 months if the facility has been issued a Title V Major Facility Review Permit or a Synthetic Minor Operating Permit). Log entries shall be retained on-site, either at a central location or at the engine's location, and made immediately available to the District staff upon request.
   a. Hours of operation for reliability-related activities (maintenance and testing).
   b. Hours of operation for emission testing to show compliance with emission limits.
   c. Hours of operation (emergency).
   d. For each emergency, the nature of the emergency condition.

Plant No. 19112, Amyris
Source No.S1, Emergency Standby Diesel Generator; 2008 Cummins,
Application No. 18229
Condition No. 22850

e. Fuel usage for each engine(s).

[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(4)(I), (or, Regulation 2-6-501)]

5. At School and Near-School Operation:
If the emergency standby engine is located on school grounds or within 500 feet of any school grounds, the following requirements shall apply:
The owner/operator shall not operate each stationary emergency standby diesel-fueled engine for non-emergency use, including maintenance and testing, during the following periods:
   a. Whenever there is a school sponsored activity (if the engine is located on school grounds)
   b. Between 7:30 a.m. and 3:30 p.m. on days when school is in session. "School" or "School Grounds" means any public or private school used for the purposes of the education of more than 12 children in kindergarten or any of grades 1 to 12, inclusive, but does not include any private school in which education is primarily conducted in a private home(s). "School" or "School Grounds" includes any building or structure, playground, athletic field, or other areas of school property but does not include unimproved school property.

[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(2)(A)(1)] or (e)(2)(B)(2)]

End of Conditions

B9112

BAY AREA AIR QUALITY MANAGEMENT DISTRICT

939 ELLIS STREET
SAN FRANCISCO, CALIFORNIA 94109
(415) 771-6000

PERMIT TO OPERATE

Plant# 19112 Page: 1 Expires: OCT 1, 2011

This document does not permit the holder to violate any District regulation or other law.

John Tangelina
Amyris
5850 Hollis Street
Emeryville, CA 94608

Location: 5850 Hollis Street
Emeryville, CA 94608

S#	DESCRIPTION	[Schedule]	PAID
1	Standby Diesel engine, 250 hp, EPA# 8CEXL0409AAB, Cummins Emergency Standby Diesel Generator Emissions at: P1 Stack	[B, 718 days]	317

1 Permit Source, 0 Exempt Sources

*** See attached Permit Conditions ***

The operating parameters described above are based on information supplied by permit holder and may differ from the limits set forth in the attached conditions of the Permit to Operate. The limits of operation in the permit conditions are not to be exceeded. Exceeding these limits is considered a violation of District regulations subject to enforcement action.

B9112

BAY AREA AIR QUALITY
MANAGEMENT DISTRICT
939 ELLIS STREET
SAN FRANCISCO CALIFORNIA 94109
(415) 771-6000

PERMIT TO OPERATE

Plant# 19112 Page: 2 Expires: OCT 1, 2011

This document does not permit the holder to violate any District regulation or other law.

*** PERMIT CONDITIONS ***

==

COND# 22850 *applies to S# 1*

1. The owner/operator shall not exceed 50 hours per year per engine for reliability-related testing.
[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(2)(A)(3) or (e)(2)(B)(3)]

2. The owner/operator shall operate each emergency standby engine only for the following purposes: to mitigate emergency conditions, for emission testing to demonstrate compliance with a District, State or Federal emission limit, or for reliability-related activities (maintenance and other testing, but excluding emission testing). Operating while mitigating emergency conditions or while emission testing to show compliance with District, State or Federal emission limits is not limited.
[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(2)(A)(3) or (e)(2)(B)(3)]

3. The owner/operator shall operate each emergency standby engine only when a non-resettable totalizing meter (with a minimum display capability of 9,999 hours) that measures the hours of operation for the engine is installed, operated and properly maintained.
[Basis: "Stationary Diesel Engine ATCM" section 93115,title 17, CA Code of Regulations,subsection(e)(4)(G)(1)]

4. Records: The owner/operator shall maintain the following monthly records in a District-approved log for at least 36 months from the date of entry (60 months if the facility has been issued a Title V Major Facility Review Permit or a Synthetic Minor Operating Permit). Log entries shall be retained on-site, either at a central location or at the engine's location, and made immediately available to the District staff upon request.
   a. Hours of operation for reliability-related activities (maintenance and testing).
   b. Hours of operation for emission testing to show compliance with emission limits.
   c. Hours of operation (emergency).

B9112

BAY AREA AIR QUALITY
MANAGEMENT DISTRICT
939 ELLIS STREET
SAN FRANCISCO, CALIFORNIA 94109
(415) 771-6000

PERMIT TO OPERATE

Plant# 19112 Page: 3 Expires: OCT 1, 2011

This document does not permit the holder to violate any District regulation or other law.

*** PERMIT CONDITIONS ***

==

d. For each emergency, the nature of the emergency condition.

e. Fuel usage for each engine(s).

[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(4)(I), (or, Regulation 2-6-501)]

5. At School and Near-School Operation:
If the emergency standby engine is located on school grounds or within 500 feet of any school grounds, the following requirements shall apply:
The owner/operator shall not operate each stationary emergency standby diesel-fueled engine for non-emergency use, including maintenance and testing, during the following periods:
a. Whenever there is a school sponsored activity (if the engine is located on school grounds)
b. Between 7:30 a.m. and 3:30 p.m. on days when school is in session.
"School" or "School Grounds" means any public or private school used for the purposes of the education of more than 12 children in kindergarten or any of grades 1 to 12, inclusive, but does not include any private school in which education is primarily conducted in a private home(s). "School" or "School Grounds" includes any building or structure, athletic field, or other areas of school property but does not include unimproved school property.
[Basis: "Stationary Diesel Engine ATCM" section 93115, title 17, CA Code of Regulations, subsection (e)(2)(A)(1) or (e)(2)(B)(2)]

~~~~~~~~~~~~~~~~~~~~~~~~~~ END OF CONDITIONS ~~~~~~~~~~~~~~~~~~~~~~~~~~
~~~~~~~~~~~~~~~~~~~~~~~~~~

Alameda County Environmental Health

1131 Harbor Bay Parkway Alameda, CA 94502-6540 (510) 567-6700

PERMIT TO OPERATE

Mail to:
AMYRIS
5885 HOLLIS ST
SUITE 100
EMERYVILLE, CA 94608

Facility Name
AMYRIS
1356 59TH ST
EMERYVILLE, CA 94608

Permit Expires: 10/31/2010

Facility Owner Name AMYRIS BIOTECHNOGIES, INC.

Facility ID FA0310276

Valid Dates (from-to) **11/1/2009 - 10/31/2010**

Date Printed 10/01/09

Program Description		Permit Number
5201	AGT-FEE EXEMPT	PT0309561
4340	HMBP 6-10 TYPES HM, CATEGORY 1	PT0309563
4405	HW GENERATOR 10-19 EMPLOYEES	PT0309562

By Authority of:
Ariu Levi, Director, Department of Environmental Health of Alameda County

Census Tract: No C/T

Permit to Operate is NOT TRANSFERABLE

Permit may be revoked or suspended for:

- non payments of fees
- violations of the California Health and Safety Codes
- imminent health hazards

THIS FORM MUST BE DISPLAYED CONSPICUOUSLY AT THE PERMITTED FACILITY
View Restaurant inspection results at http://ehgis.acgov.org

4030 (p)

Page 1 of 1

STATE OF CALIFORNIA

Contractors' State License Board

Pursuant to Chapter 9 of Division 3 of the Business and Professions Code
and the Rules and Regulations of the Contractors State License Board,
the Registrar of Contractors does hereby issue this license to:

ADVANCED CHEMICAL TRANSPORT INC

to engage in the business or act in the capacity of a contractor in the following classification(s):

A - GENERAL ENGINEERING CONTRACTOR
HAZ - HAZARDOUS SUBSTANCES REMOVAL

Witness my hand and seal this day,

June 4, 2007

Issued June 1, 2007

SIGNATURE OF LICENSEE

SIGNATURE OF LICENSE QUALIFIER

Stephen P. Sands
Registrar of Contractors

897636

License Number

This license is the property of the Registrar of Contractors, is not transferable, and shall be returned to the Registrar upon demand when suspended, revoked, or invalidated for any reason. It becomes void if not renewed.

13L-24 (REV. 7-07)

STATE OF CALIFORNIA
DEPARTMENT OF CALIFORNIA HIGHWAY PATROL

HAZARDOUS MATERIALS TRANSPORTATION LICENSE

CHP 360H (REV. 1/06) OPI 062

CONTROL NUMBER	LICENSE NUMBER	ISSUE DATE	EFFECTIVE DATE	EXPIRATION DATE
184595	132109	5/20/2008		5/31/2009

CHP CARRIER NUMBER	LOCATION		
CA 194741		☐ Duplicate ☐ Initial	☐ Replacement ☒ Renewal

LICENSEE NAME AND PHYSICAL ADDRESS *(only if different from below)*

ADVANCED CHEMICAL TRANSPORT, INC.
ACT

PROPERTY OF THE CALIFORNIA HIGHWAY PATROL (CHP)

[illegible] This license is NON-TRANSFERABLE [illegible] THERE IS NO GRACE PERIOD. For licensing information contact CHP, Commercial Vehicle Section at (916) [illegible]

LICENSEE NAME AND MAILING ADDRESS

ADVANCED CHEMICAL TRANSPORT, INC.
ACT
1250 ELKO DRIVE
SUNNYVALE CA 94089

ATTENTION: KRISTA WOOD

This carrier is on the special routing/safe stopping place mailing lists as indicated below:

- ☐ (SAFE) Explosives subject to Division 14, California Vehicle Code (CVC).
- ☐ (IHMPIH) Poison Inhalation Hazard materials in bulk packagings subject to Division 14.3, CVC.
- ☐ (HRCQ) Highway Route Controlled Quantity radioactive materials subject to Division 14.5, CVC.

Any person who dumps, spills, or causes the release of hazardous materials or hazardous waste upon any highway shall immediately notify the CHP or the agency having jurisdiction for that highway. [illegible] (CVC Section 23112.5)

State of California
Department of Health Services
Medical Waste Management Program

Certificate for permitting a Medical Waste Transfer Station

Has Been Issued To

Advanced Chemical Transport, Inc. - Sunnyvale

Permit Number:
TS - 42

Permit Expiration Date:
March 02, 2010

The person named herein is permitted pursuant to the provisions of the Medical Waste Management Act, Division 104, Part 14, Chapters 4, 6, and 7, of the California Health and Safety Code and pursuant to the provisions of the California Code of Regulations, Title 22, Division 4 Environmental Health, Chapter 21, Minimum Standards For Permitting Medical Waste Facilities. The above named person shall be subject to all applicable provisions of the above law, regulation, and to the permit conditions. This permit is not transferable to any person or place.

Date Issued:

Ronald Pilorin, Chief
Medical Waste Management Program

U.S. Department of Transportation

Pipeline and Hazardous Materials Safety Administration

400 Seventh Street, S.W.
Washington, D.C. 20590

SPECIAL PERMIT AUTHORIZATION

DOT-SP 11043

EXPIRATION DATE: November 30, 2009

GRANTEE: Advanced Chemical Transport, Inc.
Sunnyvale, CA

In response to your November 15, 2005 application for renewal of DOT-SP 11043, the grantee status to DOT-SP 11043 for Advanced Chemical Transport, Inc. is hereby renewed in accordance with 49 CFR § 107.109.

Copies of this special permit may be obtained by accessing the Hazardous Materials Safety Homepage at http://hazmat.dot.gov/sp_app/special_permits/spec_perm_index.htm. Photo reproductions and legible reductions of this special permit are permitted. Any alteration of this special permit is prohibited.

If you have questions regarding this action please call the Office of Hazardous Materials Special Permits and Approvals at (202)366-4535.

Issued in Washington D.C. on December 12, 2005.

for Robert A. McGuire
Associate Administrator
for Hazardous Materials Safety

UNITED STATES OF AMERICA
DEPARTMENT OF TRANSPORTATION
PIPELINE AND HAZARDOUS MATERIALS SAFETY ADMINISTRATION

HAZARDOUS MATERIALS CERTIFICATE OF REGISTRATION FOR REGISTRATION YEAR(S) 2008-2010

Registrant: ADVANCED CHEMICAL TRANSPORT INC
Attn: KRISTA WOOD
1210 ELKO DRIVE
SUNNYVALE, CA 94089

This certifies that the registrant is registered with the U.S. Department of Transportation as required by 49 CFR Part 107, Subpart G.

This certificate is issued under the authority of 49 U.S.C. 5108. It is unlawful to alter or falsify this document.

Reg. No: 060908 552 009QR Issued: 06/09/2008 Expires: 06/30/2010

Record Keeping Requirements for the Registration Program

The following must be maintained at the principal place of business for a period of three years from the date of issuance of this Certificate of Registration:

(1) A copy of the registration statement filed with PHMSA; and
(2) This Certificate of Registration

Each person subject to the registration requirement must furnish that person's Certificate of Registration (or a copy) and all other records and information pertaining to the information contained in the registration statement to an authorized representative or special agent of the U. S. Department of Transportation upon request.

Each motor carrier (private or for-hire) and each vessel operator subject to the registration requirement must keep a copy of the current Certificate of Registration or another document bearing the registration number identified as the "U.S. DOT Hazmat Reg. No." in each truck and truck tractor or vessel (trailers and semi-trailers not included) used to transport hazardous materials subject to the registration requirement. The Certificate of Registration or document bearing the registration number must be made available, upon request, to enforcement personnel.

For information, contact the Hazardous Materials Registration Manager, PHH-62, Pipeline and Hazardous Materials Safety Administration, U.S. Department of Transportation, 1200 New Jersey Avenue, SE, Washington, DC 20590, telephone (202) 366-4109.

STATE OF CALIFORNIA BUSINESS, TRANSPORTATION AND HOUSING AGENCY

DEPARTMENT OF MOTOR VEHICLES
MOTOR CARRIER SERVICES BRANCH MS G878
P.O. BOX 932370 Sacramento, CA, 94232-3700
(916) 657-8153

04/24/2008

ACT ADVANCED CHEMICAL TRANSPORT INC
1210 ELKO DR
SUNNYVALE, CA 94089

DMV
A Public Service Agency

MOTOR CARRIER PERMIT

DEPARTMENT OF MOTOR VEHICLES
Motor Carrier Services Branch
P.O. BOX 932370 Sacramento, CA. 94232-3700

ACT ADVANCED CHEMICAL TRANSPORT INC
1210 ELKO DR
SUNNYVALE, CA 94089

Valid From	05/01/2008	Valid Through	04/30/2009
CA#	0194741		

The carrier named on this permit, having made written application to the Department of Motor Vehicles for a permit to operate as a motor carrier of property as defined in vehicle code section 34601, and having met the requirements and paid the appropriate fees, is granted a permit of the following classification:

For Hire
Full Year
Corporation

Pmt Date:	04/10/2008	Office #:	154
Account #:	268619	Tech ID:	EB
Sequence #:	0028	Amt Paid:	$975.00

!!!IMPORTANT REMINDERS!!!

1. Your permit will expire at midnight on the 'Valid Through' date. If you do not receive a renewal notice 30 days prior to the expiration date, please submit an original application and check the "Renewal" box.
2. Your insurance must remain valid through the term of your permit or a suspension action could occur.
3. Changes to your fleet are not required to be reported until your renewal.
4. Changes to your business entity may require a new CA# and application for another Motor Carrier Permit.
5. If you decide to no longer operate as a motor carrier of property, you must submit a 'Voluntary Withdrawal' form.
6. For changes to the address, business name, officers, or authorized representative's name, please complete the 'Notice of Change' form. Changes during your renewal period may be submitted on your renewal application.
7. You may download forms from the Internet at www.dmv.ca.gov or receive further information by calling: (916) 657-8153.

California Relay Telephone Service for the deaf or hearing impaired from TDD Phones: 1-800-735-2929; from Voice Phones: 1-800-735-2922

DMV 2110 MCP (NEW 10/2003)

A Public Service Agency

STATE OF CALIFORNIA

Department of Public Health

Medical Waste Management Program

PERMIT FOR

Medical Waste Management

- ☐ Common Storage Facility
- ☒ Transfer Station
- ☐ Onsite Treatment
- ☐ Offsite Treatment

Has been issued to: Advanced Chemical Transport, (Escondido)

Permit Number: TS-66 *Expiration Date:* February 28, 2013

The person named herein is permitted pursuant to the provisions of the Medical Waste Management Act, Division 104, Part 14, Chapter 4, 6, and 7, of the California Health and Safety Code. The above named person shall be subject to all applicable provisions of the above law. This permit is not transferable to any person or place.

Date Issued: February 29, 2008

Chief,
Medical Waste Management Program

State of California-Health and Human Services Agency · RECEIVED MAY 2 0 2008 · California Department of Public Health

Page 1 of 5 pages

RADIOACTIVE MATERIAL LICENSE

Pursuant to the California Code of Regulations, Division 1, Title 17, Chapter 5, Subchapter 4, Group 2, Licensing of Radioactive Material, and in reliance on statements and representations heretofore made by the licensee, a license is hereby issued authorizing the licensee to receive, use, possess, transfer, or dispose of radioactive material listed below; and to use such radioactive material for the purpose(s) and at the place(s) designated below. This license is subject to all applicable rules, regulations, and orders of the Department of Public Health now or hereafter in effect and to any standard or specific condition specified in this license.

1. *Licensee* Advanced Chemical Transport, Inc.	3. *License Number* 7523-37 *Amendment Number*: 3
2. *Address* 2213 Meyers Avenue, Escondido, CA 92029	4. *Expiration date* October 31, 2016 (1)
Attention: Krista Wood, Radiation Safety Officer	5. *Inspection agency* San Diego County Department of Environmental Health

License Number 7523-37 is hereby amended as follows:

6. Nuclide	7. Form	8. Possession Limit
A. Tritium	A. Any	A. Not to exceed 297 millicuries
B. Carbon-14	B. Any	B. Not to exceed 50 millicuries
C. Calcium-45	C. Any	C. Not to exceed 1 millicurie
D. Any radionuclides with atomic numbers 3-91 with a half life less than 120 days	D. Any	D. Not to exceed 175 millicuries
E. Cs-137	E. Any	E. Not to exceed 1 millicurie
F. Any Radioactive Isotope	F. Contaminated Wipe Samples	F. Not to exceed 100 microcuries
G. Any Radioactive Isotope	G. Sealed Sources	G. Not to exceed 100 millicuries

9. Authorized Use

A-D & G.

Consolidating, re-packaging, preparation of said material for shipment, receipt, and storage of radioactive waste packaged in DOT approved containers, transportation of said material within the State of California when such transport conforms to requirements established by California Radiation Controls Regulations including section 30373, over-packing of damaged packages.

E. To be used as a source for a liquid scintillation counter (LSC)

F. Performing radiation wipe surveys and decommissioning surveys on ACT vehicles and at client' facilities; including removal of wipe samples for counting and/or analysis.

LICENSE CONDITIONS

10. Radioactive material shall be used only at the following locations:

(1) 2213 Meyers Avenue, Escondido, CA 92029

(2) 1210 Elko Drive, Sunnyvale, CA 94089

(3) Radioactive materials described in Sub-items A-D, F & G only may be used at temporary job sites of the licensees in area not under exclusive federal jurisdiction through the State of California.

State of California-Health and Human Services Agency California Department of Public Health

Page 2 of 6 pages

RADIOACTIVE MATERIAL LICENSE

License Number: 7523

Amendment Number: 03

11. This license is subject to an annual fee for sources of radioactive material authorized to be possessed at any one time as specified in items 6, 7, 8 and 9 of this license. The annual fee for this license is required by and computed in accordance with Title 17, California Code of Regulations, Sections 30230-30232 and is also subject to an annual cost-of-living adjustment pursuant to Section 100425 of the California Health and Safety Code.

12. (a) Radioactive materials shall be used by or under the supervision of the following individuals:

    (1) Krista Wood

13. Except as specifically provided otherwise by this license, the licensee shall possess and use radioactive material described in Items 6, 7, 8 and 9 of this license in accordance with statements, representations, and procedures contained in the documents listed below. The Department's regulations shall govern unless the statements, representations, and procedures in the licensee's application and correspondence are more restrictive than the regulations.

    (a) The letter dated February 28, 2006, and application with attachments dated November 15, 2005, supplemented by the letters dated May 18, 2006, and June 22, 2006, all signed by Michael Johnson, Radiation Safety Officer.

    (b) The letters dated, August 15, 2006, August 22, 2006, and September 08, 2006, signed by Krista Wood, regarding calculations for determination of financial surety.

    (c) The letter dated, November 16, 2006, signed by Krista Wood, Compliance Manager, designating individuals with legal and financial responsibilities.

    (d) The letter with attachment, dated February 8, 2008, to remove the facility located at 12310 World Trade Drive, Suite 111, San Diego, from the license, and to add the facility located at 2213 Meyers Avenue, Escondido, to the license, and to remove James Devlin as the ARSO. The attachment includes Form RH2051 and the new facility drawing, and is supplemented by the letter dated March 25, 2008, including Form RH 5314, signed by Krista Wood, and dated March 25, 2008.

14. (a) The Radiation Safety Officer in this program shall be Krista Wood.

15. Sealed sources possessed under this license shall be tested for leakage and/or contamination as required by Title 17, California Code of Regulations, Section 30275 (c).

16. Quantitative analytical assays for the purpose of tests for leakage and/or contamination of sealed sources shall be performed only by persons specifically authorized to perform that service.

17. The following individuals are authorized to collect wipe test samples of sealed sources possessed under this license using leak test kits acceptable to the California Department of Public Health.

    (a) The Radiation Safety Officer
    (b) Qualified individuals designated in writing by the Radiation Safety Officer

18. Records of leak test results shall be kept in units of microcuries and maintained for inspection. Records may be disposed of following Department inspection. Any leak test revealing the presence of 0.005 microcuries or more of removable radioactive material shall be reported to the Department of Public Health, Radiologic Health Branch, MS7610, P.O. Box 997414, Sacramento, CA 95899-7414, within five days of the test. This report shall include a description of the defective source or device, the results of the test, and the corrective action taken.

19. The licensee shall comply with all requirements of Title 17, California Code of Regulations, Section 30373 when transporting or delivering radioactive materials to a carrier for shipment. These requirements include: consolidating, packaging, repackaging, preparation for shipment, receipt and storage of radioactive waste packaged in DOT approved containers, marking, labeling, loading, placarding, monitoring, and accident reporting. Shipping papers shall be maintained for inspection pursuant to the U.S. Department of Transportation requirements (Title 49, Code of Federal Regulations, Part 172, Sections 172.200 through 172.204).

State of California-Health and Human Services Agency

California Department of Public Health

Page 3 of 5 pages

RADIOACTIVE MATERIAL LICENSE

License Number: 7823

Amendment Number: 03

20. The maximum period the licensee is authorized to store radioactive waste material is as follows:
    (a) For solid material in non-combustible containers, 24 months.
    (b) For solid material in combustible containers, six months.
    (c) For absorbed liquid material, 90 days.

21. Vehicles owned or leased by the licensee and used for transport of radioactive material shall be surveyed before release to the buyer (for owned vehicles) or lessor (for leased vehicles). If this survey of the interior of the vehicles shows that levels of radioactive contamination exceed the appropriate levels specified in 49 CFR 173.443 (a) the vehicle shall be decontaminated such that a resurvey indicate that contamination is less than said levels.
    (a) The licensee shall advice the buyer or lessor in writing that the vehicle meets DOT cleanliness specifications per 49 CFR 173.443 (a).
    (b) The licensee shall maintain subject to inspection records of surveys and copies of letters required by this condition.

22. Storage areas for radioactive waste shall be surveyed weekly for radiation levels and radioactive contamination. All other areas shall be surveyed monthly for radiation levels and radioactive contamination.

23. The licensee shall, with respect to all radioactive waste collected for disposal at licensed land burial sites, establish and maintain a training program, written operating and radiation safety procedures and quality assurance inspection and testing procedures which assure that:
    (a) All waste is properly segregated and identified with respect to those classes of waste being accepted for burial at the intended burial sites.
    (b) Waste is properly packed to conform to DOT regulations and specific packaging instructions for the class of waste being packed which are supplied by the broker or intended burial site operator and which are particular to the intended burial site.
    (c) All containers are properly closed, meet DOT specifications and are acceptable at the burial site for the class of waste contained.
    (d) All containers are free of surface contamination per DOT regulations.
    (e) Radiation levels conform to DOT limits.
    (f) All containers are properly labeled per DOT regulations and in addition, are labeled as to nuclides and class of waste contained.
    (g) All records, shipping papers and certificates are complete and accurate.

24. The licensee shall not store more than 1500 cubic feet of radioactive waste at any one time.

25. The Radioactive Shipment Record, from each customer, shall be on file describing.
    (a) Total activity in millicuries, or in the case of source or special nuclear material, the total weight.
    (b) The principal radioisotopes.
    (c) The maximum radiation level at the surface of the container and at one meter from the source.
    (d) The name and address of the licensee from whom the waste was received.
    (e) The date of receipt of the package.

State of California-Health and Human Services Agency California Department of Public Health

Page 4 of 5 pages

RADIOACTIVE MATERIAL LICENSE

License Number: 7523

Amendment Number: 03

(f) Form of the radioactive material, specifically whether absorbed liquid, dry solid, animal carcasses or scintillation vials.

(g) Cataloging system (numbering or lettering) to be used for the accountability and tracing of the radioactive material through the available documentation pertaining to the specifics of each container and generator.

26. The licensee shall not receive radioactive materials unless the licensee possesses all other applicable local and state permits.

27. All radioactive waste shall be loaded and transported in accordance with all applicable U.S. Department of Transportation Regulations, U.S. Nuclear Regulatory Commission Regulations, state regulations and the requirements of this license. Nothing in this license shall in any way relieve the licensee from full compliance with all applicable local, state, and federal laws and regulations.

28. Packaged radioactive waste shall not be received at the facility if they show:

(a) Significant deformation,
(b) Loss or dispersal of contents,
(c) An increase in the external radiation levels as recorded on the manifest, within instrument tolerances, or
(d) Degradation due to rust or other chemical action, which results in a loss of container integrity.

29. No pyrophoric, hazardous, or chemically explosive materials or materials which could react violently with water or moisture or when subject to agitation shall be accepted for disposal.

30. This license does not authorize decay in storage of radioactive waste to background levels followed by disposal as non-radioactive waste.

31. At any time the licensee is engaged in use of radioactive material in temporary job sites, he shall have a current copy of each of the following documents:

(a) This license
(b) Manufacturer's manual with gauge removal instructions appropriate to the make and model of gauging device being removed.

32. Notwithstanding the limitations specified by Condition 20 of this license, the licensee is authorized to store all forms of packaged waste for up to five (5) years from the date of receipt while authorized waste site is not available to receive the waste. If an authorized waste site becomes available during the five year limit specified by this condition, the licensee must meet the requirements of Condition 20 within 90 days of availability of the waste site.

33. The licensee, in addition to the above, would also provide the following services:

(a) Perform radiological decontamination/decommissioning work involving the removal of wipe samples for counting and/or analysis

(b) Perform radiological work at a client's facility using ACT's established radiation safety program to manage personnel while engaged in such work (i.e., dosimetry, program training, etc.).

(c) Perform radiological work in instances where a generator does not have a license to possess but using ACT's established radiation safety program to manage personnel while engaged in such work (i.e., dosimetry, program training, etc.).

(d) Take possession of radioactive materials in instances where a generator does not have a license to possess (i.e., uranium compounds found in a school chemistry department), and deliver this material to a licensed disposal facility.

State of California-Health and Human Services Agency

California Department of Public Health

Page 6 of 6 pages

RADIOACTIVE MATERIAL LICENSE

License Number: 7823

Amendment Number: 00

(c) Respond to an emergency where radioactive materials have been dumped, determine the isotope and activity and deliver to a licensed disposal facility.

34. The licensee shall perform an annual audit of the radiation safety program and maintain the audit records for inspection by the State of California.

35. The licensee shall provide proof of financial assurance should the possession limits exceed the limits specified in 10 CFR30.35, Appendix B, using unity rule, as specified in section 30195.1 of the Title 17, California Code of Regulations, CCR.

36. A copy of this license and a copy of all records and documents pertaining to this license shall be maintained available for inspection at 2313 Meyers Avenue, Escondido, CA.

37. At least 30 days prior to vacating any address of use listed in Condition 10 of this license, the licensee shall provide written notification thereof to the Department of Health Services, in accordance with Title 17, California Code of Regulations, Section 30256 (b).

38. The licensee will provide the Low Level Radioactive Waste (LLRW) reports specified in the California Health and Safety Code section 115000.1(h) to the California Department of Public Health (CDPH) on an annual basis for both shipped and stored LLRW. Alternatively, LLRW shipment information may be provided on a per shipment basis. LLRW shipment information LLRW shipment information and annual reports shall be mailed to:

Attn: LLRW Tracking Program
California Department of Public Health
Radiologic Health Branch, MS 7610
P.O. Box 997414
Sacramento, CA 95899-7414

For the California Department of Public Health

Date: 5/7/08

By: John G. Fassell

John G. Fassell C.H.P.
Radiologic Health Branch, MS 7610
P.O. Box 997414, Sacramento, CA 95899-7414

EXHIBIT E

GENERAL DESCRIPTION OF INITIAL IMPROVEMENTS

This exhibit aims at defining the needs for adaptation of the TOTAL Dedicated Area to comply with TOTAL’s needs, and will be used for the Architectual design package. It is based in a conceptual study realized in 2013 with the help of TOTAL’s engineering firm Clark, Richardson & Biskup Consulting Engineers, Inc..
The requirements have been defined across the following functional areas (FA’s):

-	Strain handling and storage (FA1)

-	Fermentation laboratory (FA2)

-	Recovery laboratory (FA3)

-	Fermentation pilot (FA4)

-	Recovery pilot (FA5)

-	Physico-Chemical Analytics (FA6)

-	Offices and general areas (FA7)

-	Utilities, storage and Waste treatment (FA8)

For each Functional area, the following section will specify:

-	Narrative summary of the activities to be led within the functional area

-	Envisioned floor space

-	List of main equipment

-	list of bench / hoods

-	Utilities requirements

-	Specific details (modularity, access restriction, co-location with others activities, air control, security access…)

Different scenarios for TOTAL Dedicated Area configuration/implantation have been studied during the conceptual study, and Scenario 4 (as represented on figure A) has been jointly selected with Amyris. In this scenario, all the functional areas are located in place of the current following existing areas : Office area (PP-101), Conference room (PP-104), Copy area (PP-105), Break Area (PP-106), Kitchen (PP-107), Toilets and Shower (PP108 & PP-109). In addition, the toilets are relocated next to the entrance.
To accommodate this new area, Amyris will have to relocate its offices area in the warehouse, this will be handle independently by Amyris.

A proposed conceptual layout of the TOTAL Dedicated Area is given in Figure A, and a general view of the pilot is given in Figure C. The TOTAL Dedicated Area represent a total area of 3671 sf; both represented in green in the layouts. A layout of the existing condition of the premises is given in figure B, where the area to be demolished is represented in red.
This conceptual layout may evolve during the design phase realized to be done by a contracted Architectural company.

Strain handling and storage (FA1)

1.1	Narrative summary of activities
[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

1.2	Itemized Description of FA1

❖	Stand-alone/larger items

[*]

❖	Bench-top items

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

❖	Benches & Storage

[*]

1.3	Specifics

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

Fermentation laboratory (FA2)

2.1	Narrative summary of activities
[*]

2.2	Itemized Description of FA2

❖	Stand-alone/larger items

[*]

❖	Bench-top items

[*]

❖	Benches & Storage

[*]
[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3	Specifics

[*]

Recovery laboratory (FA3) and Physical-Chemical Analytics (FA6)

Narrative summary of activities
[*]

FA3:
[*]

FA6:
[*]

Itemized description of FA3 & FA6

❖	Bench-top items
[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

❖	Benches, Hood & Storage

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

Specifics

[*]

Fermentation pilot (FA4)
Narrative summary of activities
[*

Itemized description of FA4

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

Specifics
[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-

[*]

Recovery pilot (FA5)
Narrative summary of activities
[*]

Itemized description of FA5

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

Specifics
[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*}

Offices and general areas (FA7)

7.1	Narrative summary of FA7

[*]

7.2	Itemized description of FA7

[*]

7.3 Specifics

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	Utilities, storage and Waste treatment (FA8)

[*]

BPP Project
Scenario 4 - Rev 9
Date : 2014/02/17
FA1
312 SF
DESK
215 SF
FA2
353 SF
FA3 & FA6
561 SF
FA4
922 SF
FA5
1128 SF
TOTAL
AREA
3671 SF
II
69 SF
PROC UNIT
PROC UNIT
PROC UNIT
VACUUM PUMP
MOBILE BENCH
1000L BUFFER
CHILLER
SCALE
500L BUFFER
CLEANING AREA
SUGAR
SUGAR
1000L FERM
1000L BUFFER
CONTROL +MS
WASTE SUMP
MICRO FUGE
BSC
-80°C FRZR
-4°C FRIG
MICRO SCOPE
MOBILE BENCH
SPEC PHOTO
GUAVA
STORAGE SPACE
COFFEE PRINT
HPLC
PC
1L REACT
JUBALO
EW
HOOD
SOLVENT
DISH WASHER
BAL,PH, MEDIA
STACK SHAKER
MOBILE BENCH
AUTO CLAVE
INCU BATOR
STORAGE SPACE
MOBILE BENCH
GC
PC
HPLC
PC
STORAGE SPACE
OVEN
STORAGE CABINET
2L FERM
CONTORL
PC
WALK-IN HOOD
HOOD
HOOD
EW

Figure A

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OPEN
OFFICE DESK
AREA
CUBE CUBE
CUBE CUBE
CUBE CUBE
OPEN
OFFICE DESK
AREA

BPP Project

Current configuration

Date : 2014/02/07

Figure B

Figure C

EXHIBIT F

MASTER LEASE
(See following pages)